                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04101

                        Excelsior Tax-Exempt Funds, Inc.
               (Exact name of registrant as specified in charter)

                                   ----------

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
               (Address of principal executive offices) (Zip code)

                            Michael R. Rosella, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                               75 East 55th Street
                            New York, New York 10022
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-446-1012

                     Date of fiscal year end: March 31, 2004

                    Date of reporting period: March 31, 2004

Item 1. Reports to Stockholders.

Excelsior Tax-Exempt Funds, Inc. currently offers shares in seven managed investment portfolios: Tax-Exempt Money Fund, New York Tax-Exempt Money Fund, Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund. Each Portfolio is included in one of the two reports included herein.

[LOGO] Excelsior Funds



                                  TAX-EXEMPT
                                 FIXED INCOME
                                  PORTFOLIOS

                                 ANNUAL REPORT

                                March 31, 2004

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
LETTER TO SHAREHOLDERS...........................................   1
ADVISER'S FIXED INCOME MARKET REVIEW.............................   2
ADVISER'S INVESTMENT REVIEWS
   Long-Term Tax-Exempt Fund.....................................   3
   Intermediate-Term Tax-Exempt Fund.............................   4
   Short-Term Tax-Exempt Securities Fund.........................   5
   New York Intermediate-Term Tax-Exempt Fund....................   6
   California Tax-Exempt Income Fund.............................   7
STATEMENTS OF ASSETS AND LIABILITIES.............................   8
STATEMENTS OF OPERATIONS.........................................   9
STATEMENTS OF CHANGES IN NET ASSETS..............................  10
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS.......  12
PORTFOLIOS OF INVESTMENTS
   Long-Term Tax-Exempt Fund.....................................  14
   Intermediate-Term Tax-Exempt Fund.............................  16
   Short-Term Tax-Exempt Securities Fund.........................  19
   New York Intermediate-Term Tax-Exempt Fund....................  22
   California Tax-Exempt Income Fund.............................  24
NOTES TO FINANCIAL STATEMENTS....................................  29
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS................  38
DIRECTORS/TRUSTEES AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX...  39
FEDERAL TAX INFORMATION..........................................  43

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-446-1012, and (ii) on the Excelsior Funds' website.

You should consider the Fund's investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the fund's prospectus, which you should read carefully before investing.

Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Tax-Exempt Funds, Inc. at the following address:

      Excelsior Funds
      P.O. Box 8529
      Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

April 2, 2004

Dear Valued Excelsior Shareholder:

The fiscal year ended March 31, 2004 was marked by a continuing market uptrend, which signaled the end of a difficult multi-year downturn that concluded just as the new fiscal year began in the spring of 2003. I am pleased to report that Excelsior's fund managers were ready for the challenge of renewed global growth.

As economic stimulus from Federal Reserve monetary policy and Treasury fiscal policy took hold, the markets rallied strongly. We believe, our fixed-income product offerings, dealt successfully with the Fed's prevailing interest-rate environment.*

I also wish to emphasize that when it comes to safeguarding investors, we take our fiduciary responsibility to our fellow shareholders seriously. Accordingly, we monitor our daily cash flows and work with intermediaries to identify market timers and attempt to prohibit them from investing in our funds. Last November, our Board of Trustees approved enhanced policies to monitor and combat this activity.

The independent trustees have independent counsel who report to them and assist them in protecting shareholders' best interests. All employees of the adviser are required to adhere to a strict Code of Ethics, which prohibits them from utilizing insider information, from engaging in "late trading" or "market timing" of any mutual fund's shares.

From the perspective of fees and expense management, we maintain expense caps on each of our mutual funds. U.S. Trust as adviser reimburses the Funds, when necessary; to ensure that expense caps are not exceeded. Currently, all Excelsior Funds are benchmarked under the Lipper Average for expenses. Additionally, we do not charge front-end sales loads on any of our Funds.

Going forward, we see a more challenging investment environment, with geo-political uncertainty and a domestic focus on the Presidential election, along with a clear shift in Federal Reserve policy that we expect will result in rising interest rates. We expect that U.S. Trust's portfolio managers will continually evaluate their investment decisions, since it is our belief that new investment opportunities will emerge. Acting as disciplined professionals, our portfolio managers can be expected to continue to capitalize on these prospects as they take shape.

As always, we value your confidence in selecting Excelsior to fulfill your investment needs. We maintain a total commitment to providing you with best-in-class investment products and service. We strongly believe that our array of products may help you to meet the full range of your financial objectives.

                                          Sincerely,

                                          /s/  James L. Bailey


                                          James L. Bailey
                                          President

--------
 * Past performance is not predictive of future performance. Please refer to our discussion and analysis of each Excelsior Fund's performance for the year ended March 31, 2004 in the pages that follow.

EXCELSIOR TAX-EXEMPT FUNDS, INC.           ADVISER'S FIXED INCOME MARKET REVIEW
--------------------------------------------------------------------------------


   In the fiscal first quarter of 2003, interest rates declined by 25 to 30 basis points ("bp") across the yield curve. Higher yields in the beginning of the quarter (the 10 year Treasury was just over 4%), gave way to a sharp decline in rates in the middle of the quarter in response to weaker economic data. Interest rates bottomed out in the middle of June just prior to the 13th rate cut by the Federal Reserve. The federal funds rate was reduced by 25 bp to a generation low of 1%, while the discount rate was kept at 0.75%. After reaching record low yields (the 2 year Treasury came close to 2%), interest rates then rose 40 to 50 bp into quarter end. By the end of the quarter, the yield on the 2 year Treasury was 1.3%, while the 5 year and 10 year Treasury yields were at 2.4% and 3.5%, respectively. Adjusting for the roll of the newly issued Treasury securities during the quarter, the shape of the yield curve was relatively unchanged with the 2 year/30 year spread ending the quarter at 326 bp.

   Municipal securities, on the other hand, rallied in mid-April, propelled by the increasing awareness that the economy had not been restrained by the Iraq war alone. The positive momentum continued into June, but then dwindled in the run up to the Federal Open Market Committee meeting on June 25th. In the final weeks of the quarter, interest rates ratcheted higher as investors focused their attention on prospects of a stronger economy fueled by a combination of fiscal and monetary stimulus as well as a weaker dollar.

   The fiscal second quarter proved to be another extremely volatile period for the fixed-income markets. Treasury yields, for instance, saw notably wide swings. In the first two months of the quarter, interest rates rose by over 100 basis points for 3 to 10 year securities on signs of stronger economic growth. The yield on the 10 year Treasury note, for example, climbed to a high of 4.6% from 3.5% at the end of June. The last month of the quarter, however, saw a significant decline in the rise in yields on concern that the rebound in the economy could not be sustained at the same pace. In September, Treasury yields dropped by 30-60 bp. For the quarter, the Treasury yield curve steepened at the front end with the 2 year/5 year spread widening by 26 bp. The curve beyond 5 years flattened as the 5 year/30 year spread narrowed by 9 bp to 205 bp. Municipal securities followed a similar pattern, continuing trends that had been in place through much of the previous fiscal year.

   In the fiscal third quarter, Treasury yields rose as a result of continued acceleration in economic growth and improvement in the equity markets. For the period, municipal securities decisively outperformed Treasuries, most notably on the longer end of the yield curve (beyond seven years), while municipal interest rates actually declined modestly for the period. In general, municipal interest rates rose through mid-October, and then began a volatile two-month decline, which ended in mid-December. During the quarter continued strong investor demand combined with lighter supply was the impetus for the strong relative performance of municipal securities as compared to Treasuries.

   In the final quarter of the fiscal year, Treasuries rallied and yields declined overall. The yield on the 10 year Treasury note, for instance, declined by over 40 bp in the period, falling below 3.75% for the first time since last summer, to end the quarter at 3.85%. The intermediate part of the curve experienced the greatest drop in yields as the yield on the 5 year Treasury note declined more than 45 bp to 2.78%. Inflation remained low which, along with muted job growth, kept the Federal Reserve from raising its target interest rate of 1%. Reversing the trend, the Treasury yield curve flattened at the front end with the 2 year/5 year spread narrowing by approximately 22 bp. Beyond 5 years, there was further steepening in the yield curve as the 5 year/ 30 year spread widened an additional 17 bp to 199 bp. Municipal yields, on the other hand, were essentially flat across the board for the three month period, significantly underperforming Treasuries and taxable fixed-income securities in the period. As has been the case for some time now, the almost identical beginning and ending yield numbers mask considerable intra-quarter volatility.

EXCELSIOR TAX-EXEMPT FUNDS, INC.                      LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------

   For the fiscal first half of the year ended March 31, 2004, Fund investment activity was minimal, as we remained comfortable with the Fund's barbell structure and strategy. We did sell several bonds with short calls. As all long bonds were by and large trading at their calls, we moved out toward bonds with longer (10-year) call provisions. Fund performance came in slightly below the Merrill Lynch 22+ Year Muni Index, its benchmark, in the first half of the year. In the fiscal third quarter, we raised cash to 40% and maintained a similarly defensive strategy in anticipation of higher long-term interest rates. In the final quarter, we did make a single purchase as the market rallied. We nevertheless maintained roughly 40% cash reserves. To sum up the fiscal year as a whole, we were expecting interest rates to rise and so had positioned the Fund defensively with large cash positions; unfortunately, rates declined, and thus the cash position proved to be a drag on the Fund's performance. For the twelve months ended March 31, 2004, the Fund posted a total return of 4.01%* ranking 260 out of 299 funds, based on total return, in the Lipper General Municipal Debt Fund category**. The Fund ranked 153 and 13 among 229 and 120 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2004, with cumulative total returns of 23.43%* and 86.89%,* respectively.

                                    [CHART]

---------------------------------------------
         Long-Term Tax-Exempt Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/04*
---------------------------------------------
     1 Year     5 Years       10 Years
---------------------------------------------
      4.01%       4.30%        6.45%
---------------------------------------------

             Long-Term Tax-Exempt Fund      Merrill Lynch 22+ Year Muni Index***
             -------------------------      ------------------------------------
3/31/94             $10,000                              $10,000
3/31/95              11,101                               10,640
3/31/96              12,139                               11,539
3/31/97              12,776                               12,145
3/31/98              14,363                               13,874
3/31/99              15,142                               14,784
3/31/00              14,540                               14,289
3/31/01              16,247                               16,327
3/31/02              16,620                               16,833
3/31/03              17,969                               18,644
3/31/04              18,690                               20,214



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
*** Source: Merrill Lynch--the Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to 25 million and a maturity range greater than or equal to 22 years.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.              INTERMEDIATE-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------


   In the fiscal first quarter of the year ended March 31, 2004, we kept investment activity to a minimum as we were satisfied with the defensive structure of the Fund. Given the drop in interest rates, and the steepness of the yield curve, we continued to replace 5 and 6 year bonds with 10 year bonds. At the same time, we increased the Fund's cash position by about 5% (to roughly 29%) while maintaining a 6.25 year average maturity. In the ensuing two fiscal quarters, we pursued a similar strategy, making relatively few changes to the Fund. During the final quarter of the fiscal year, we did extend the Fund's average maturity by two to three months; we also put the Fund's cash to work, bringing the number down to roughly 24%. We continued to maintain a slight barbell position, with 7 to 10 year non-callable bonds and cash, as we waited for the yield curve to flatten. For the fiscal year as a whole, the Fund's cash position detracted from Fund performance; at the same time, however, the Fund's roughly six year average maturity proved a partial offset, as did the fact that the yield curve between 5 and 10 year issues flattened modestly for the year. For the fiscal year ended, March 31, 2004, the Fund realized a total return of 4.19%* and ranked 77 out of 148 funds, based on total return, in the Lipper Intermediate Municipal Debt Fund category**. The Fund ranked 47 and 14 among 97 and 66 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2004, with cumulative total returns of 27.75%* and 76.68%,* respectively.

                                    [CHART]

---------------------------------------------
    Intermediate-Term Tax-Exempt Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/04*
---------------------------------------------
     1 Year     5 Years       10 Years
---------------------------------------------
      4.19%       5.02%        5.86%
---------------------------------------------

               Intermediate-Term     Merrill Lynch 3-7     Merrill Lynch 7-12
                Tax-Exempt Fund      Year Muni Index***    Year Muni Index****
                ---------------      -----------------     ------------------
3/31/94             $10,000              $10,000               $10,000
3/31/95              10,634               10,527                10,616
3/31/96              11,517               11,281                11,606
3/31/97              12,044               11,735                12,159
3/31/98              13,105               12,640                13,438
3/31/99              13,830               13,371                14,259
3/31/00              13,758               13,496                14,318
3/31/01              15,149               14,845                15,990
3/31/02              15,514               15,364                16,500
3/31/03              16,958               17,014                18,358
3/31/04              17,669               17,790                19,531


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

   The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
     *Total return represents the change during the period in a hypothetical account with dividends reinvested.
  **Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
  ***Source: Merrill Lynch--the Merrill Lynch 3-7 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of three to seven years.
****Source: Merrill Lynch--the Merrill Lynch 7-12 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of seven to twelve years.
     +Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.          SHORT-TERM TAX-EXEMPT SECURITIES FUND
--------------------------------------------------------------------------------

   In the fiscal first quarter, of the year ended March 31, 2004, while cash inflows to the Fund continued at a rapid pace, putting the money to work effectively in two or three year bonds proved challenging as rates dropped sharply in the period. We saw little to be gained at that point--in terms of higher yields--by extending the Fund's average maturity. In other words, as the yield spread between the very short end and the one to two year area was virtually flat, we saw little incentive to extend. That said, given the cash inflows, we did make several purchases in the 1.5-2 year range in the fiscal first quarter. At the end of this period, the average life of the Fund stood at roughly 5 months, down from about 8 months. We maintained roughly a 45% cash level as we awaited an upturn in rates. In the fiscal second and third quarters, as short rates did indeed back up, we deployed cash and equivalents, bringing the number from 48% to 25%, and extended the Fund's average maturity from 4 months to approximately 2 years. These moves contributed positively to the Fund's performance. In the fiscal fourth quarter, cash inflows to the Fund continued at a rapid rate. Even so, although we put the cash to work wherever possible, between cash inflows and maturing issues, the cash level had grown to 45% by the end of the fiscal year. By year end, the average maturity had declined from 2.0 years to 1.5 years, much of it caused merely by the passage of time.

                                    [CHART]

---------------------------------------------
   Short-Term Tax-Exempt Securities Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/04*
---------------------------------------------
     1 Year     5 Years       10 Years
---------------------------------------------
      1.40%       2.79%        3.59%
---------------------------------------------

               Short-Term Tax-Exempt         Merrill Lynch 1-3
                 Securities Fund         Year Municipal Bond Index**
                 ---------------         ---------------------------
3/31/94              $10,000                      $10,000
3/31/95               10,345                       10,363
3/31/96               10,906                       10,974
3/31/97               11,293                       11,366
3/31/98               11,859                       11,973
3/31/99               12,393                       12,550
3/31/00               12,569                       12,893
3/31/01               13,321                       13,766
3/31/02               13,747                       14,341
3/31/03               14,028                       15,081
3/31/04               14,224                       15,414


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Merrill Lynch--the Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of one to three years.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.     NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------

   In the fiscal first quarter of the year ended March 31, 2004, we kept Fund activity to a minimum as we were satisfied with its structure, which was positioned defensively to wait for an increase in interest rates. Given the drop in rates, and the steepness of the yield curve, we continued to replace 5 and 6 year bonds with 10 year bonds. At the same time, we increased cash by about 5% (to roughly 29%) while maintaining an approximate 6.25 year average maturity. In the ensuing two fiscal quarters, we pursued a similar strategy, making relatively few changes to the Fund. In the final fiscal quarter, we made a single purchase, extending the average maturity of the Fund by roughly two to three months, bringing cash from 29% to approximately 25%. We continued to maintain a slight barbell position, with 7 to 10 year non-callable bonds and cash, as we waited for the yield curve to flatten. For the fiscal year as a whole, the Fund's cash position detracted from Fund performance; at the same time, however, the Fund's approximate six year average maturity proved a partial offset, as did the fact that the yield curve between 5 and 10 year issues flattened modestly for the year. Finally, New York credit-related issues had no impact on the Fund's performance as the average rating on the Fund's holding was AA-plus.

                                    [CHART]

---------------------------------------------
New York Intermediate-Term Tax-Exempt Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/04*
---------------------------------------------
     1 Year     5 Years       10 Years
---------------------------------------------
      4.06%       4.96%        5.55%
---------------------------------------------

                New York              Merrill Lynch            Merrill Lynch
            Intermediate-Term   3-7 Year New York Muni   7-12 Year New York Muni
             Tax-Exempt Fund            Index**                  Index***
            -----------------        -------------            --------------
3/31/94          $10,000               $10,000                   $10,000
3/31/95           10,605                10,726                    10,319
3/31/96           11,323                11,683                    11,793
3/31/97           11,828                12,225                    12,380
3/31/98           12,816                13,213                    13,790
3/31/99           13,477                13,980                    14,639
3/31/00           13,412                14,059                    14,676
3/31/01           14,763                15,502                    16,412
3/31/02           15,138                16,009                    16,962
3/31/03           16,494                17,655                    18,770
3/31/04           17,164                18,490                    20,129


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax.

   The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
* Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Merrill Lynch--the Merrill Lynch 3-7 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of three to seven years.
*** Source: Merrill Lynch--the Merrill Lynch 7-12 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of seven to twelve years.
   + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.              CALIFORNIA TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

   Although tax-exempt yields were very similar at the end of the fiscal year of March 31, 2004, to the beginning, there was still a fair amount of volatility throughout the year. Yields rose sharply across all markets in late June and July, 2003, and otherwise trended generally lower, ending with little change for the fiscal year. The yield spread between California and national bonds remained very narrow in intermediate maturities. California bond yields historically are lower than national bonds by 15-25 basis points, but with the budget difficulties the State has endured over the last few years, that relationship has changed to 5 to 10 basis points. As California finances improve, and the yield relationship returns to historical norms, the relative performance of California portfolios should also improve. Over the past year we have emphasized high quality, short to intermediate California bonds, with higher coupons in an effort to protect the Fund from high volatility. With interest rates remaining low, our strategy has been to keep the duration of the Fund shorter than our comparable national benchmark, to be defensively positioned in the event that rates rose. Duration is a measure of a security's price sensitivity to changes in interest rates. The Fund had a duration of 3.48 at the end of the fiscal year, compared to 4.38 for the Merrill Lynch 3-7 Year Municipal Index, the Fund's benchmark. Because rates did not rise significantly over the year, longer bonds performed somewhat better than the Fund's more defensive shorter to intermediate term bonds, negatively impacting Fund performance.

                                    [CHART]

---------------------------------------------
    California Tax-Exempt Income Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/1/04*
---------------------------------------------
                           Since Inception
     1 Year     5 Years      (10/1/96)
---------------------------------------------
      3.19%       4.25%        4.59%
---------------------------------------------

                                               Merrill Lynch
             California Tax-Exempt          3-7 Year Municipal
                 Income Fund                      Index**
             ---------------------          ------------------
10/01/96           $10,000                       $10,000
 3/31/97            10,105                        10,188
 3/31/98            10,854                        10,973
 3/31/99            11,369                        11,608
 3/31/00            11,501                        11,717
 3/31/01            12,320                        12,887
 3/31/02            12,729                        13,338
 3/31/03            13,568                        14,771
 3/31/04            14,000                        15,444


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Merrill Lynch--the Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of three to seven years.
  + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Excelsior Tax-Exempt Funds, Inc.
Statements of Assets and Liabilities
March 31, 2004


                                                                                   New York
                                                      Intermediate-  Short-Term  Intermediate-  California
                                          Long-Term       Term       Tax-Exempt      Term       Tax-Exempt
                                          Tax-Exempt   Tax-Exempt    Securities   Tax-Exempt      Income
                                             Fund         Fund          Fund         Fund          Fund
                                         -----------  ------------- ------------ ------------- -----------
ASSETS:
 Investments, at cost-see accompanying
  portfolios............................ $70,893,065  $368,382,039  $359,682,386 $170,982,472  $64,463,629
                                         ===========  ============  ============ ============  ===========
 Investments, at value (Note 1)......... $72,303,672  $384,464,086  $361,112,928 $176,358,201  $67,380,775
 Interest receivable....................     661,591     4,033,763     3,234,966    2,213,021      743,045
 Receivable for fund shares sold........          40       222,118       495,115           50       45,000
                                         -----------  ------------  ------------ ------------  -----------
  Total Assets..........................  72,965,303   388,719,967   364,843,009  178,571,272   68,168,820
LIABILITIES:
 Payable for dividends declared.........     124,769       780,631       268,034      308,484      155,650
 Payable for fund shares redeemed.......       2,813       121,003     3,809,927       41,592        2,027
 Payable for investments purchased......          --            --            --           --    1,083,130
 Investment advisory fees payable
  (Note 2)..............................      31,417       115,577        91,663       76,525       13,711
 Administration fees payable (Note 2)...       6,984        36,704        33,968       17,010        6,326
 Shareholder servicing fees payable
  (Note 2)..............................       3,044         2,317           468          968          531
 Directors' fees payable (Note 2).......          78           576           962          279          131
 Accrued expenses and other
  payables..............................      13,108        39,383        34,350       19,343       12,938
                                         -----------  ------------  ------------ ------------  -----------
  Total Liabilities.....................     182,213     1,096,191     4,239,372      464,201    1,274,444
                                         -----------  ------------  ------------ ------------  -----------
NET ASSETS.............................. $72,783,090  $387,623,776  $360,603,637 $178,107,071  $66,894,376
                                         ===========  ============  ============ ============  ===========
NET ASSETS consist of:
 Undistributed net investment
  income................................ $       124  $      5,545  $     12,685 $      2,025  $     1,264
 Accumulated net realized gain (loss) on
  investments...........................    (548,190)    1,544,163        47,830      893,417         (664)
 Unrealized appreciation of
  investments...........................   1,410,607    16,082,047     1,430,542    5,375,729    2,917,146
 Par value (Note 5).....................       7,218        39,982        49,972       19,865        8,933
 Paid-in capital in excess of par value.  71,913,331   369,952,039   359,062,608  171,816,035   63,967,697
                                         -----------  ------------  ------------ ------------  -----------
Total Net Assets........................ $72,783,090  $387,623,776  $360,603,637 $178,107,071  $66,894,376
                                         ===========  ============  ============ ============  ===========
 Shares of Common Stock
  Outstanding...........................   7,217,714    39,982,381    49,971,986   19,865,164    8,932,643
NET ASSET VALUE PER SHARE (net
 assets / shares outstanding):..........      $10.08         $9.69         $7.22        $8.97        $7.49
                                              ======         =====         =====        =====        =====

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Statements of Operations
Year Ended March 31, 2004



                                                                                    New York
                                                        Intermediate- Short-Term  Intermediate- California
                                            Long-Term       Term      Tax-Exempt      Term      Tax-Exempt
                                            Tax-Exempt   Tax-Exempt   Securities   Tax-Exempt     Income
                                               Fund         Fund         Fund         Fund         Fund
                                           -----------  ------------- ----------  ------------- ----------
INVESTMENT INCOME:
 Interest income.......................... $ 2,810,719   $12,628,806  $4,945,214   $ 5,629,472  $2,351,581
                                           -----------   -----------  ----------   -----------  ----------
EXPENSES:
 Investment advisory fees (Note 2)........     418,154     1,402,773     935,193       911,564     323,741
 Administration fees (Note 2).............     126,532       606,366     471,612       275,827      97,957
 Shareholder servicing fees (Note 2)......      39,400       275,566     245,730        24,543     103,599
 Transfer agent fees (Note 2).............      23,933        27,451       7,484         8,913       3,422
 Registration and filing fees.............      18,746        22,172      15,269        16,286      12,413
 Legal and audit fees.....................      18,439        92,999      74,471        43,054      14,861
 Custodian fees...........................      11,388        44,455      35,351        21,204       9,000
 Directors' fees and expenses (Note 2)....       4,347        20,566      16,023         9,440       3,356
 Shareholder reports......................       1,761        11,226      10,686         5,061       2,014
 Miscellaneous expenses...................       7,035        29,303      23,641        14,001      10,169
                                           -----------   -----------  ----------   -----------  ----------
  Total Expenses..........................     669,735     2,532,877   1,835,460     1,329,893     580,532
 Fees waived and reimbursed by:
  Investment adviser (Note 2).............     (25,555)     (135,324)   (234,580)      (15,817)   (230,672)
  Administrator (Note 2)..................     (33,453)     (160,319)   (124,693)      (72,926)    (25,899)
                                           -----------   -----------  ----------   -----------  ----------
  Net Expenses............................     610,727     2,237,234   1,476,187     1,241,150     323,961
                                           -----------   -----------  ----------   -----------  ----------
NET INVESTMENT INCOME.....................   2,199,992    10,391,572   3,469,027     4,388,322   2,027,620
                                           -----------   -----------  ----------   -----------  ----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS (Note 1):
 Net realized gain (loss) on security
  transactions............................   2,026,982     6,421,021     138,268     4,269,437        (664)
 Change in unrealized appreciation/
  depreciation of investments during the
  year....................................  (1,032,776)     (435,500)    573,155    (1,558,337)    (12,855)
                                           -----------   -----------  ----------   -----------  ----------
 Net realized and unrealized gain (loss)
  on investments..........................     994,206     5,985,521     711,423     2,711,100     (13,519)
                                           -----------   -----------  ----------   -----------  ----------
 Net increase in net assets resulting from
  operations.............................. $ 3,194,198   $16,377,093  $4,180,450   $ 7,099,422  $2,014,101
                                           ===========   ===========  ==========   ===========  ==========


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Statements of Changes in Net Assets



                                                                                         New York
                                                           Intermediate-  Short-Term   Intermediate-  California
                                              Long-Term        Term       Tax-Exempt       Term       Tax-Exempt
                                              Tax-Exempt    Tax-Exempt    Securities    Tax-Exempt      Income
                                                 Fund          Fund          Fund          Fund          Fund
                                             ------------  ------------- ------------  ------------- -----------
Year Ended March 31, 2004
Net investment income....................... $  2,199,992  $ 10,391,572  $  3,469,027  $  4,388,322  $ 2,027,620
Net realized gain (loss) on security
 transactions...............................    2,026,982     6,421,021       138,268     4,269,437         (664)
Change in unrealized appreciation/
 depreciation of investments during the
 year.......................................   (1,032,776)     (435,500)      573,155    (1,558,337)     (12,855)
                                             ------------  ------------  ------------  ------------  -----------
Net increase in net assets resulting from
 operations.................................    3,194,198    16,377,093     4,180,450     7,099,422    2,014,101
Distributions to shareholders:
 From net investment income.................   (2,199,868)  (10,386,027)   (3,456,342)   (4,385,426)  (2,026,301)
 From net realized gain on investments......           --   (13,530,881)           --    (5,786,218)          --
                                             ------------  ------------  ------------  ------------  -----------
     Total distributions to
      shareholders..........................   (2,199,868)  (23,916,908)   (3,456,342)  (10,171,644)  (2,026,301)
Increase (decrease) in net assets from
 fund share transactions (Note 5)...........  (23,176,722)  (11,938,064)   68,597,584    (6,220,877)     712,830
                                             ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in net assets.......  (22,182,392)  (19,477,879)   69,321,692    (9,293,099)     700,630
NET ASSETS:
 Beginning of year..........................   94,965,482   407,101,655   291,281,945   187,400,170   66,193,746
                                             ------------  ------------  ------------  ------------  -----------
 End of year (1)............................ $ 72,783,090  $387,623,776  $360,603,637  $178,107,071  $66,894,376
                                             ============  ============  ============  ============  ===========
--------
(1) Including undistributed net
    investment income....................... $        124  $      5,545  $     12,685  $      2,025  $     1,264
                                             ============  ============  ============  ============  ===========
Year Ended March 31, 2003
Net investment income....................... $  3,287,309  $ 12,324,648  $  3,701,564  $  5,630,120  $ 2,096,862
Net realized gain on security
 transactions...............................    1,512,685    11,353,856         1,826     5,908,606           23
Change in unrealized appreciation/
 depreciation of investments during the
 year.......................................    4,049,677    11,066,477       679,319     4,637,865    1,810,327
                                             ------------  ------------  ------------  ------------  -----------
Net increase in net assets resulting from
 operations.................................    8,849,671    34,744,981     4,382,709    16,176,591    3,907,212
Distributions to shareholders:
 From net investment income.................   (3,310,944)  (12,412,447)   (3,712,472)   (5,629,628)  (2,115,423)
 From net realized gain on
  investments...............................           --    (2,583,052)           --    (2,636,726)     (11,988)
                                             ------------  ------------  ------------  ------------  -----------
     Total distributions to
      shareholders..........................   (3,310,944)  (14,995,499)   (3,712,472)   (8,266,354)  (2,127,411)
Increase (decrease) in net assets from
 fund share transactions (Note 5)...........  (25,750,812)   17,333,876   124,921,748       882,030    6,184,103
                                             ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in net assets.......  (20,212,085)   37,083,358   125,591,985     8,792,267    7,963,904
NET ASSETS:
 Beginning of year..........................  115,177,567   370,018,297   165,689,960   178,607,903   58,229,842
                                             ------------  ------------  ------------  ------------  -----------
 End of year (2)............................ $ 94,965,482  $407,101,655  $291,281,945  $187,400,170  $66,193,746
                                             ============  ============  ============  ============  ===========
--------
(2) Including distributions in excess of net
    investment income.......................           --            --            --            --  $    (1,611)
                                             ============  ============  ============  ============  ===========


                      See Notes to Financial Statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Tax-Exempt Funds, Inc.

Financial Highlights -- Selected Per Share Data and Ratios

                                                                                    Dividends  Distributions
                      Net Asset Value,    Net        Net Realized and    Total From  From Net     From Net
                        Beginning of   Investment Unrealized Gain (Loss) Investment Investment Realized Gain
                            Year         Income       on Investments     Operations   Income   on Investments
                      ---------------- ---------- ---------------------- ---------- ---------- --------------
LONG-TERM TAX-EXEMPT FUND -- (2/5/86*)
 Year Ended March 31,
 2000................      $9.87         $0.42            $(0.82)          $(0.40)    $(0.42)      $(0.06)
 2001................       8.99          0.40              0.63             1.03      (0.40)          --
 2002................       9.62          0.36             (0.14)            0.22      (0.36)          --
 2003................       9.48          0.29              0.47             0.76      (0.29)          --
 2004................       9.95          0.26              0.13             0.39      (0.26)          --
INTERMEDIATE-TERM TAX-EXEMPT FUND -- (12/3/85*)
 Year Ended March 31,
 2000................      $9.49         $0.37            $(0.43)          $(0.06)    $(0.37)          --
 2001................       9.06          0.38              0.51             0.89      (0.38)          --
 2002................       9.57          0.35             (0.12)            0.23      (0.35)      $(0.06)
 2003................       9.39          0.31              0.55             0.86      (0.31)       (0.06)
 2004................       9.88          0.26              0.15             0.41      (0.26)       (0.34)
SHORT-TERM TAX-EXEMPT SECURITIES FUND -- (12/31/92*)
 Year Ended March 31,
 2000................      $7.17         $0.25            $(0.15)          $ 0.10     $(0.25)          --
 2001................       7.02          0.28              0.13             0.41      (0.28)          --
 2002................       7.15          0.20              0.03             0.23      (0.20)      $(0.01)
 2003................       7.17          0.12              0.03             0.15      (0.12)          --
 2004................       7.20          0.08              0.02             0.10      (0.08)          --
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND -- (5/31/90*)
 Year Ended March 31,
 2000................      $8.80         $0.32            $(0.37)          $(0.05)    $(0.32)      $(0.09)
 2001................       8.34          0.33              0.49             0.82      (0.33)          --
 2002................       8.83          0.31             (0.09)            0.22      (0.31)          --
 2003................       8.74          0.27              0.51             0.78      (0.27)       (0.13)
 2004................       9.12          0.22              0.14             0.36      (0.22)       (0.29)
CALIFORNIA TAX-EXEMPT INCOME FUND -- (10/1/96*)
 Year Ended March 31,
 2000................      $7.25         $0.26            $(0.18)          $ 0.08     $(0.26)          --
 2001................       7.07          0.26              0.23             0.49      (0.26)          --
 2002................       7.30          0.26             (0.02)            0.24      (0.26)      $(0.01)
 2003................       7.27          0.25              0.22             0.47      (0.25)          --(2)
 2004................       7.49          0.24                --             0.24      (0.24)          --

* Commencement of Operations
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)Amount represents less than $0.01 per share.


                      See Notes to Financial Statements.

                                                          Ratio of Net      Ratio of Gross      Ratio of Net
                                                       Operating Expenses Operating Expenses     Investment     Portfolio   Fee
    Total     Net Asset Value, Total   Net Assets, End     to Average         to Average         Income to      Turnover  Waivers
Distributions   End of Year    Return  of Year (000's)     Net Assets       Net Assets (1)   Average Net Assets   Rate    (Note 2)
------------- ---------------- ------  --------------- ------------------ ------------------ ------------------ --------- --------
   $(0.48)         $ 8.99      (4.01)%    $121,998           0.75%               0.83%              4.54%           78%    $0.01
    (0.40)           9.62      11.69%      135,515           0.77%               0.83%              4.33%           60%     0.01
    (0.36)           9.48       2.29%      115,178           0.72%               0.82%              3.66%           35%     0.01
    (0.29)           9.95       8.12%       94,965           0.70%               0.77%              2.99%           51%     0.01
    (0.26)          10.08       4.01%       72,783           0.73%               0.80%              2.64%          111%     0.01

   $(0.37)         $ 9.06      (0.58)%    $292,671           0.57%               0.64%              4.06%           91%    $0.01
    (0.38)           9.57      10.07%      341,170           0.57%               0.64%              4.17%           84%     0.01
    (0.41)           9.39       2.41%      370,018           0.52%               0.64%              3.67%           67%     0.01
    (0.37)           9.88       9.31%      407,102           0.51%               0.59%              3.15%           48%     0.01
    (0.60)           9.69       4.19%      387,624           0.56%               0.63%              2.60%           31%     0.01

   $(0.25)         $ 7.02       1.39%     $ 54,226           0.56%               0.63%              3.54%          130%       --
    (0.28)           7.15       5.94%       83,336           0.58%               0.65%              3.97%           42%       --
    (0.21)           7.17       3.20%      165,690           0.48%               0.55%              2.60%          111%    $0.01
    (0.12)           7.20       2.04%      291,282           0.46%               0.58%              1.57%           31%     0.01
    (0.08)           7.22       1.40%      360,604           0.47%               0.59%              1.12%           99%     0.01

   $(0.41)         $ 8.34      (0.51)%    $126,378           0.73%               0.75%              3.82%           64%       --
    (0.33)           8.83      10.02%      144,421           0.73%               0.75%              3.90%           39%       --
    (0.31)           8.74       2.54%      178,608           0.67%               0.72%              3.53%           45%       --
    (0.40)           9.12       8.96%      187,400           0.67%               0.72%              2.96%           43%       --(2)
    (0.51)           8.97       4.06%      178,107           0.68%               0.73%              2.41%           42%       --(2)

   $(0.26)         $ 7.07       1.13%     $ 65,034           0.50%               0.95%              3.67%           16%    $0.03
    (0.26)           7.30       7.09%       54,605           0.50%               0.97%              3.69%            6%     0.03
    (0.27)           7.27       3.32%       58,230           0.50%               0.87%              3.55%            4%     0.03
    (0.25)           7.49       6.59%       66,194           0.46%               0.50%              3.36%            9%       --(2)
    (0.24)           7.49       3.19%       66,894           0.50%               0.90%              3.14%           15%     0.03

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Long-Term Tax-Exempt Fund


Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
TAX-EXEMPT SECURITIES -- 87.50%
$4,000,000 Connecticut State Health & Education, Connecticut
            State University Revenue Bonds, Series E,
            (FGIC), 5.000%, 11/01/33......................... $ 4,166,800
 3,500,000 #East Baton Rouge, Louisiana, Pollution Control
            Authority Revenue Bonds, Exxon Project, 1.090%,
            03/01/22.........................................   3,500,000
 4,000,000 Florida State Jea St. Johns River Power Park
            System Revenue Bonds, 17th Series, 5.250%,
            10/01/13.........................................   4,508,160
 4,000,000 Houston, Texas, Water & Sewer Revenue Bonds,
            Series A, (FSA), 5.000%, 12/01/30................   4,130,240
 3,500,000 #Kansas State Department of Transportation
            Highway Revenue Bonds, Series B-1, 1.000%,
            09/01/19.........................................   3,500,000
 4,000,000 Los Angeles, California, Department of Water &
            Power Revenue Bonds, Series A, (FGIC), 5.000%,
            07/01/36.........................................   4,133,360
 3,500,000 #Marshall County, West Virginia, Pollution
            Control Authority, Mountaineer Carbon Revenue
            Bonds, 1.120%, 12/01/20..........................   3,500,000
 4,000,000 New York State Metropolitan Transportation
            Authority Revenue Bonds, Series A, 5.750%,
            07/01/31.........................................   4,547,080
 4,000,000 Orange County, California, Sanitation District
            Certificates of Participation, (FGIC), 5.000%,
            02/01/33.........................................   4,147,560
 4,000,000 Orlando & Orange County Expressway Authority
            Revenue Bonds, Series B, (AMBAC), 5.000%,
            07/01/35.........................................   4,183,400
 4,000,000 Pennsylvania State General
            Obligation Bonds, 2nd Series, (FSA), 5.500%,
            05/01/16.........................................   4,579,400
 3,500,000 #Pennsylvania State University Revenue Bonds,
            Series A, 1.020%, 04/01/31.......................   3,500,000

Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
TAX-EXEMPT SECURITIES -- (continued)
$3,565,000 #Port Authority of New York & New Jersey Special
            Obligation Revenue Bonds, Versatile Structure
            Obligations, Series 5, 1.110%, 08/01/24.......... $ 3,565,000
 4,000,000 Seattle, Washington, Municipal Light & Power
            Revenue Bonds, (FSA), 5.000%, 11/01/28...........   4,150,880
 4,000,000 University of California Revenue Bonds,
            Multi-Purpose Projects, Series Q, (FSA), 5.000%,
            09/01/34.........................................   4,133,240
 3,445,000 #University of Missouri Revenue Bonds, System
            Facilities, Series A, 1.120%, 11/01/31...........   3,445,000
                                                              -----------
                                                               63,690,120
                                                              -----------
TAX-EXEMPT SECURITIES -- BACKED BY
 LETTERS OF CREDIT -- 9.62%
           BANK OF AMERICA
           ---------------
 3,500,000 #Washington State Public Power Supply Revenue
            Bonds, Nuclear Project No. 1, Series
            1A-1, 1.010%, 07/01/17...........................   3,500,000
           MORGAN GUARANTY TRUST
           ---------------------
 3,500,000 #New York City, New York, General Obligation
            Bonds, Sub-Series A-7, 1.100%, 08/01/21..........   3,500,000
                                                              -----------
                                                                7,000,000
                                                              -----------

 Shares
----------
SHORT-TERM INVESTMENTS -- 2.22%
     5,634 @BlackRock Muni Fund..............................       5,634
 1,607,918 @Dreyfus Tax Exempt Cash Fund.....................   1,607,918
                                                              -----------
                                                                1,613,552
                                                              -----------

TOTAL INVESTMENTS (Cost $70,893,065)..............  99.34% $72,303,672
OTHER ASSETS & LIABILITIES (NET)..................   0.66      479,418
                                                   ------  -----------
NET ASSETS........................................ 100.00% $72,783,090
                                                   ======  ===========


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Long-Term Tax-Exempt Fund -- (continued)

--------
FGIC--Financial Guaranty Insurance Corp.
# Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate shown is as of March 31, 2004.
FSA--Financial Security Assurance
AMBAC--American Municipal Bond Assurance Corp.
@ Registered Investment Company

Notes:
These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately 10% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

                                   % of
                                   Net
State Diversification             Assets     Value
---------------------            -------  -----------
California......................  17.06 % $12,414,160
New York........................   15.95   11,612,080
Florida.........................   11.94    8,691,560
Pennsylvania....................   11.10    8,079,400
Washington......................   10.51    7,650,880
Connecticut.....................    5.72    4,166,800
Texas...........................    5.68    4,130,240
Kansas..........................    4.81    3,500,000
Louisiana.......................    4.81    3,500,000
West Virginia...................    4.81    3,500,000
Missouri........................    4.73    3,445,000
Short-Term Investments..........    2.22    1,613,552
                                 -------  -----------
Total Investments...............   99.34% $72,303,672
Other Assets & Liabilities (Net)    0.66      479,418
                                 -------  -----------
Net Assets...................... 100.00 % $72,783,090
                                 =======  ===========

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Intermediate-Term Tax-Exempt Fund

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- 89.17%
$10,000,000 #Alaska State Housing Finance Authority, Capital
             Project Revenue Bonds, Series C, (MBIA), 1.020%,
             07/01/22......................................... $ 10,000,000
 10,000,000 Clark County, Nevada, School District General
             Obligation Bonds, Series B, (FSA), 5.000%,
             06/15/12.........................................   11,257,300
 10,000,000 Colorado Springs, Colorado,
             Utilities Revenue Bonds, Series A, 5.250%,
             11/15/10.........................................   11,475,500
 10,000,000 #Connecticut State Health & Education, Yale
             University Revenue Bonds, Series X-3, 1.070%,
             07/01/37.........................................   10,000,000
 10,000,000 Connecticut State Special Tax Obligation Revenue
             Bonds, Transportation Infrastructure, Series A,
             (FGIC), 5.500%, 10/01/10.........................   11,630,500
 10,000,000 Cook County, Illinois, General Obligation
             Bonds, Series D, (AMBAC), 5.250%, 11/15/11.......   11,469,300
 10,000,000 Dallas, Texas, Water Works & Sewer System
             Revenue Bonds, (FSA), 5.375%, 10/01/12...........   11,533,300
 10,000,000 Detroit, Michigan, Sewer Disposal Revenue
             Bonds, Series A, (FSA), 5.000%, 07/01/14.........   11,141,400
 10,000,000 Florida State Division Board Finance Department,
             General Services Revenue Bonds, Series A,
             Department of Environmental Protection-
             Preservation 2000, (FSA), 6.000%, 07/01/13.......   12,072,500
 10,000,000 Florida State Jea St. Johns River Power Park
             System Revenue Bonds, 17th Series, 5.250%,
             10/01/13.........................................   11,270,400
 10,000,000 Hawaii State General Obligation Bonds, Series CY,
             (FSA), 5.500%, 02/01/12..........................   11,550,100

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- (continued)
$10,000,000 Illinois State General Obligation Bonds, First
             Series, (MBIA), 5.500%, 08/01/14................. $ 11,653,600
 10,000,000 Illinois State Sales Tax Revenue Bonds, First
             Series, (FSA), 5.250%, 06/15/13..................   11,449,800
 14,800,000 #Iowa State, Finance Authority, Multifamily
             Housing Village Court Association Revenue Bonds,
             Series B, 1.020%, 11/01/15.......................   14,800,000
 10,000,000 Jefferson County, Colorado, School District
             General Obligation Bonds, (MBIA), 6.500%,
             12/15/11.........................................   12,365,100
 10,000,000 #Kansas State Department of Transportation
             Highway Revenue Bonds, Series C-1, 1.020%,
             09/01/19.........................................   10,000,000
 10,000,000 Los Angeles, California, Department of Water &
             Power Revenue Bonds, Series B, (MBIA), 5.000%,
             07/01/13.........................................   11,309,800
 10,000,000 #Loudon County, Virginia, Industrial Development
             Authority Revenue Bonds,
             Howard Hughes Medical, Series A, 1.090%, 02/15/38   10,000,000
 10,000,000 Maryland State General Obligation Bonds, State &
             Local Facilities Loan, 1st Series, 5.250%,
             03/01/13.........................................   11,527,100
 10,000,000 Michigan State Building Authority Revenue Bonds,
             Facilities Program, Series I, (FSA), 5.250%,
             10/15/14.........................................   11,372,600
 10,000,000 #Missouri State Health & Education, Washington
             University Revenue Bonds, Series B, 1.050%,
             02/15/33.........................................   10,000,000
 10,000,000 New Jersey State General Obligation Bonds, Series
             D, 6.000%, 02/15/11..............................   11,827,000

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Intermediate-Term Tax-Exempt Fund -- (continued)

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- (continued)
$20,000,000 New Jersey State Transportation Trust Fund
             Authority, Transportation Systems
             Revenue Bonds, Series C, (FSA), 5.500%, 12/15/10. $ 23,248,200
 10,000,000 New York State Dormitory Authority, State
             University Educational Facilities Revenue Bonds,
             Series B, (FSA), 5.250%, 05/15/11................   11,410,300
 10,000,000 Pennsylvania State General Obligation
             Bonds, 5.500%, 02/01/13..........................   11,654,900
 10,000,000 Pennsylvania State General Obligation
             Bonds, First Series, (MBIA), 5.250%, 02/01/12....   11,475,300
 10,000,000 Pennsylvania State General Obligation Bonds,
             Second Series, (FGIC), 5.250%, 10/01/14..........   11,601,500
 10,000,000 South Carolina State Public Services Authority
             Revenue Bonds, Series A, (FSA), 5.500%, 01/01/11.   11,534,400
 15,000,000 #Valdez, Alaska, Marine Terminal Revenue Bonds,
             BP Pipelines Project, Series B, 1.120%, 07/01/37.   15,000,000
                                                               ------------
                                                                345,629,900
                                                               ------------
TAX-EXEMPT SECURITY -- BACKED BY
 LETTERS OF CREDIT -- 2.58%
            PNC BANK N.A.
            -------------
 10,000,000 #Pennsylvania State, Higher Educational
             Facilities Authority, Association of Independent
             Colleges Revenue Bonds, Series E-3, 1.020%,
             11/01/14.........................................   10,000,000
                                                               ------------
TAX-EXEMPT SECURITIES -- ESCROWED IN
 U.S. GOVERNMENTS -- 5.93%
 10,000,000 Chicago, Illinois, Metropolitan Water Reclamation
             District Authority General Obligation
             Bonds, Series A, 5.250%, 12/01/10 (Escrowed to
             Maturity)........................................   11,530,400

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- ESCROWED IN
 U.S. GOVERNMENTS -- (continued)
$10,000,000 New Jersey State Transportation Trust Fund
             Authority, Transportation Systems Revenue Bonds,
             Series A, 5.250%, 06/15/11 (Escrowed to Maturity) $ 11,466,700
                                                               ------------
                                                                 22,997,100
                                                               ------------

  Shares
-----------
SHORT-TERM INVESTMENTS -- 1.50%
    630,612 @BlackRock Muni Fund..............................      630,612
  5,206,474 @Dreyfus Tax Exempt Cash Fund.....................    5,206,474
                                                               ------------
                                                                  5,837,086
                                                               ------------

TOTAL INVESTMENTS (Cost $368,382,039).............  99.18% $384,464,086
OTHER ASSETS & LIABILITIES (NET)..................   0.82     3,159,690
                                                   ------  ------------
NET ASSETS........................................ 100.00% $387,623,776
                                                   ======  ============

--------
# Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate shown is as of March 31, 2004.
MBIA--Municipal Bond Insurance Assoc.
FSA--Financial Security Assurance
FGIC--Financial Guaranty Insurance Corp.
AMBAC--American Municipal Bond Assurance Corp.
@ Registered Investment Company

Notes:
These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately, 9% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Intermediate-Term Tax-Exempt Fund -- (continued)


                                  % of
                                  Net
State Diversification            Assets     Value
---------------------            ------  ------------
New Jersey......................  12.01% $ 46,541,900
Illinois........................  11.89    46,103,100
Pennsylvania....................  11.54    44,731,700
Alaska..........................   6.45    25,000,000
Colorado........................   6.15    23,840,600
Florida.........................   6.02    23,342,900
Michigan........................   5.81    22,514,000
Connecticut.....................   5.58    21,630,500
Iowa............................   3.82    14,800,000
Hawaii..........................   2.98    11,550,100
South Carolina..................   2.98    11,534,400
Texas...........................   2.98    11,533,300
Maryland........................   2.97    11,527,100
New York........................   2.94    11,410,300
California......................   2.92    11,309,800
Nevada..........................   2.90    11,257,300
Kansas..........................   2.58    10,000,000
Missouri........................   2.58    10,000,000
Virginia........................   2.58    10,000,000
Short-Term Investments..........   1.50     5,837,086
                                 ------  ------------
Total Investments...............  99.18% $384,464,086
Other Assets & Liabilities (Net)   0.82     3,159,690
                                 ------  ------------
Net Assets...................... 100.00% $387,623,776
                                 ======  ============


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Short-Term Tax-Exempt Securities Fund


 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- 92.47%
$ 5,985,000 #Clark County, Nevada, School District General
             Obligation Bonds, Series A, (FSA), 1.100%,
             06/15/21......................................... $  5,985,000
 17,000,000 #Connecticut State Health & Education, Yale
             University Revenue Bonds, Series T-1, 1.070%,
             07/01/29.........................................   17,000,000
 10,000,000 #Detroit, Michigan, Water Supply System Revenue
             Bonds, Series C, (FGIC), 1.010%, 07/01/29........   10,000,000
 13,000,000 Florida State Board of Education Capital Outlay
             General Obligation Bonds, Series A, 5.000%,
             06/01/07.........................................   14,278,680
  6,000,000 Georgia State Road & Thruway Authority Revenue
             Bonds, 4.000%, 10/01/07..........................    6,446,520
 14,000,000 #Gwinnett County, Georgia, Development Authority
             Revenue Bonds, Civic & Cultural Center Project,
             1.000%, 09/01/31.................................   14,000,000
 11,700,000 #Hurley, New Mexico, Pollution Control Authority
             Revenue Bonds, Kennecott Santa Fe, 1.120%,
             12/01/15.........................................   11,700,000
 20,000,000 Massachusetts State General Obligation Bonds,
             Series B, 4.000%, 08/01/06.......................   21,052,000
 22,500,000 Memphis, Tennessee, Electric System Revenue
             Bonds, Series A, (FSA), 5.000%, 12/01/07.........   24,875,775
 10,200,000 #Metropolitan Government of Nashville & Davidson
             County, Tennessee, Health & Educational
             Facilities Revenue Bonds, Vanderbilt University,
             Series C-2, 0.920%, 10/01/30.....................   10,200,000
 14,000,000 #Minneapolis, Minnesota, General Obligation
             Bonds, 0.870%, 12/01/18..........................   14,000,000

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- (continued)
$ 2,000,000 #Minneapolis, Minnesota, Guthrie Parking Ramp
             General Obligation Bonds, 0.870%, 12/01/28....... $  2,000,000
 11,000,000 Montgomery County, Maryland, General
             Obligation Bonds, Series A, 5.000%, 11/01/07.....   12,236,620
  5,000,000 Nassau County, New York, Interim Finance
             Authority Revenue Bonds, Series B, 4.000%,
             11/15/05.........................................    5,206,350
 12,000,000 New Jersey State, Economic Development Authority
             Revenue Bonds, School Facilities, Series
             F, 5.000%, 06/15/07..............................   13,139,520
 15,000,000 New York City, New York, Transitional Finance
             Authority Revenue Bonds, Future Tax, Sub-Series
             D-1, 5.000%, 11/01/07............................   16,582,050
 10,000,000 #New York State Local Government Assistance
             Revenue Bonds, Series 4V, (FSA), 1.050%, 04/01/22   10,000,000
  5,000,000 Ohio State Highway Capital Improvements Authority
             General Obligation Bonds, Series F, 5.000%,
             05/01/04.........................................    5,014,400
 14,500,000 #Orlando, Florida, Utilities Commission Water &
             Electric Revenue Bonds, Series A, 1.030%,
             10/01/17.........................................   14,500,000
 15,000,000 #Pennsylvania State Higher Educational Facilities
             Authority Revenue Bonds, Carnegie Mellon
             University Project, Series C, 1.120%, 11/01/29...   15,000,000
 10,350,000 #Pennsylvania State University Revenue Bonds,
             Series A, 1.020%, 03/01/32.......................   10,350,000


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Short-Term Tax-Exempt Securities Fund -- (continued)


 Principal                                                         Value
  Amount                                                          (Note 1)
------------                                                    ------------
TAX-EXEMPT SECURITIES -- (continued)
$  8,700,000 #Port Authority of New York & New Jersey Special
              Obligation Revenue Bonds, Versatile
              Structure Obligations, Series 3, 1.110%, 06/01/20 $  8,700,000
  12,000,000 Seattle, Washington, Municipal Light & Power
              Revenue Bonds, (FSA), 5.000%, 11/01/06...........   12,995,520
  11,000,000 Texas State Public Finance Authority General
              Obligation Bonds, Series A, 5.250%, 10/01/07.....   12,214,620
  25,000,000 Texas State Public Finance Authority Revenue
              Bonds, Series A, (FSA), 5.000%, 12/15/07.........   27,666,750
   8,000,000 University of Maryland Revenue Bonds, Auxiliary
              Facility & Tuition, Series A, 5.000%, 04/01/05...    8,309,280
  10,000,000 #Valdez, Alaska, Marine Terminal Revenue Bonds,
              Exxon Pipeline Project, Series C, 1.000%,
              12/01/33.........................................   10,000,000
                                                                ------------
                                                                 333,453,085
                                                                ------------
TAX-EXEMPT SECURITY -- BACKED BY
 LETTERS OF CREDIT -- 2.77%
             BNP PARIBAS
             -----------
  10,000,000 #New York State Housing Finance Agency Service
              Revenue Bonds, Series E, 1.050%, 03/15/27........   10,000,000
                                                                ------------
TAX-EXEMPT SECURITIES -- ESCROWED IN
 U.S. GOVERNMENTS -- 4.30%
   5,000,000 Harris County, Texas, Toll Road
              Revenue Bonds, Series A, (MBIA), 6.375%,
              08/15/24 (Prerefunded 08/15/04 @ 102)............    5,198,050
  10,000,000 New Jersey State Economic Development, Authority
              Market Transition Facilities
              Revenue Bonds, Series A, (MBIA), 5.875%,
              07/01/11 (Prerefunded 07/01/04 @ 102)............   10,317,800
                                                                ------------
                                                                  15,515,850
                                                                ------------

                                                                Value
 Shares                                                        (Note 1)
---------                                                    ------------
SHORT-TERM INVESTMENTS -- 0.60%
1,186,927 @BlackRock Muni Fund..............................  $1,186,927
  957,066 @Dreyfus Tax Exempt Cash Fund.....................     957,066
                                                              ----------
                                                               2,143,993
                                                              ----------

TOTAL INVESTMENTS
 (Cost $359,682,386) 100.14% $361,112,928
OTHER ASSETS &
 LIABILITIES (NET)..  (0.14)     (509,291)
                     ------  ------------
NET ASSETS.......... 100.00% $360,603,637
                     ======  ============

--------
# Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate shown is as of March 31, 2004.
FSA--Financial Security Assurance
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.
@ Registered Investment Company

Notes:
These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately, 7% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Short-Term Tax-Exempt Securities Fund -- (continued)


                                   % of
                                   Net
State Diversification             Assets      Value
---------------------            -------  ------------
New York........................  14.00 % $ 50,488,400
Texas...........................   12.50    45,079,420
Tennessee.......................    9.73    35,075,775
Florida.........................    7.98    28,778,680
Pennsylvania....................    7.03    25,350,000
New Jersey......................    6.51    23,457,320
Massachusetts...................    5.84    21,052,000
Maryland........................    5.70    20,545,900
Georgia.........................    5.67    20,446,520
Connecticut.....................    4.71    17,000,000
Minnesota.......................    4.44    16,000,000
Washington......................    3.60    12,995,520
Mexico..........................    3.24    11,700,000
Alaska..........................    2.77    10,000,000
Michigan........................    2.77    10,000,000
Nevada..........................    1.66     5,985,000
Ohio............................    1.39     5,014,400
Short-Term Investments..........    0.60     2,143,993
                                 -------  ------------
Total Investments...............  100.14% $361,112,928
Other Assets & Liabilities (Net)   (0.14)     (509,291)
                                 -------  ------------
Net Assets...................... 100.00 % $360,603,637
                                 =======  ============

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
New York Intermediate-Term Tax-Exempt Fund

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT SECURITIES -- 86.60%
$ 8,095,000 #Babylon, New York, General Obligation Bonds,
             (AMBAC), 0.990%, 09/01/17........................ $ 8,095,000
            Long Island Power Authority, New York Electric
             Authority Revenue Bonds, Series A, (AMBAC),
 10,000,000  5.500%, 12/01/09.................................  11,487,400
 10,000,000  5.500%, 12/01/11.................................  11,565,000
 15,000,000 Nassau County, New York, Interim Finance
             Authority Revenue Bonds, Series B,
             (AMBAC), 5.000%, 11/15/12........................  16,909,350
  7,000,000 New York City, New York, Transitional Finance
             Authority Revenue Bonds, Series A, 5.250%,
             11/01/10.........................................   7,977,760
  3,605,000 #New York City, New York, Trust for Cultural
             Resources Revenue Bonds, American Museum of
             Natural History, Series A, 0.990%, 04/01/21......   3,605,000
 10,000,000 New York State Dormitory Authority Revenue Bonds,
             Series B, 5.250%, 11/15/23.......................  11,181,200
  5,000,000 New York State Dormitory Authority, New York
             University Revenue Bonds, Series A,
             (AMBAC), 5.750%, 07/01/12........................   5,908,750
  7,000,000 New York State Dormitory Authority, State
             Personal Income Tax Revenue Bonds, Series
             A, 5.500%, 03/15/12..............................   8,036,770
  7,000,000 New York State Environmental Facilities Revenue
             Bonds, Municipal Water Project,
             Series K, 5.000%, 06/15/12.......................   7,880,110
  5,000,000 New York State Local Government Assistance
             Authority Revenue Bonds, Series A-1,
             (FSA), 5.000%, 04/01/12..........................   5,611,300

Principal                                                        Value
 Amount                                                         (Note 1)
----------                                                    -------------
TAX-EXEMPT SECURITIES --(continued)
$7,000,000 New York State Thruway Authority Revenue Bonds,
            Local Highway & Bridge Project, Series
            C, 5.500%, 04/01/12.............................. $   8,105,650
 5,000,000 New York State Thruway Authority Revenue
            Bonds, Series A, (MBIA), 5.000%, 04/01/11........     5,616,200
10,000,000 New York State Thruway Authority Service
            Construction Revenue Bonds, Local Highway &
            Bridge Project, 5.500%, 04/01/14.................    11,338,600
 5,000,000 New York State Urban Development Revenue Bonds,
            Correctional Facilities, Series A, 6.500%,
            01/01/10.........................................     5,921,800
 3,000,000 #Port Authority of New York & New Jersey Special
            Obligation Revenue Bonds, Versatile Structure
            Obligations, Series 5, 1.110%, 08/01/24..........     3,000,000
 5,000,000 Puerto Rico Electric Power Authority Revenue
            Bonds, Series BB, (MBIA), 6.000%, 07/01/11.......     5,994,450
 8,000,000 #Suffolk County, New York, Water
            Authority, Bond Anticipation Notes, 1.030%,
            01/01/08.........................................     8,000,000
 8,000,000 #Westchester County, New York, Health Revenue
            Bonds, Series C-1, 0.880%, 11/01/19..............     8,000,000
                                                              -------------
                                                                154,234,340
                                                              -------------
TAX-EXEMPT SECURITIES -- BACKED BY
 LETTERS OF CREDIT -- 7.13%
           JP MORGAN CHASE BANK
           --------------------
 8,400,000 #New York City, New York, Trust for Cultural
            Resources Revenue Bonds, Pierpont Morgan
            Library, 1.000%, 02/01/34........................     8,400,000

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
New York Intermediate-Term Tax-Exempt Fund -- (continued)


Principal                                                                   Value
 Amount                                                                    (Note 1)
----------                                                               ------------
TAX-EXEMPT SECURITIES -- BACKED BY
 LETTERS OF CREDIT --(continued)
           WESTDEUTSCHE LANDESBANK
           -----------------------
$4,300,000 #New York City, New York, General
            Obligation Bonds, Sub-Series A-4, 1.100%,
            08/01/23.................................................... $  4,300,000
                                                                         ------------
                                                                           12,700,000
                                                                         ------------
TAX-EXEMPT SECURITY -- ESCROWED IN
 U.S. GOVERNMENTS -- 4.57%
 7,000,000 New York State Metropolitan Transportation
            Authority Revenue Bonds, Service Contract,
            Series 8, (FSA), 5.375%, 07/01/21 (Prefunded 07/01/13 @ 100)    8,148,210
                                                                         ------------

 Shares
----------
SHORT-TERM INVESTMENTS -- 0.72%
 1,275,650 @BlackRock Institutional New York Money Market
            Fund........................................................    1,275,650
         1 @Dreyfus New York Tax Exempt Cash Fund.......................            1
                                                                         ------------
                                                                            1,275,651
                                                                         ------------

TOTAL INVESTMENTS (Cost $170,982,472).............  99.02% $176,358,201
OTHER ASSETS & LIABILITIES (NET)..................   0.98     1,748,870
                                                   ------  ------------
NET ASSETS........................................ 100.00% $178,107,071
                                                   ======  ============

--------
# Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate shown is as of March 31, 2004.
AMBAC--American Municipal Bond Assurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.
@ Registered Investment Company

Notes:
These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately, 12% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2004, approximately, 95% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

At March 31, 2004, approximately, 87%, 7% and 4% of the net assets are invested in revenue bonds, general obligation bonds and anticipation notes, respectively.


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
California Tax-Exempt Income Fund


Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
TAX-EXEMPT SECURITIES -- 89.39%
$  545,000 Alameda-Contra Costa, California, Certificates of
            Participation, Transportation District, (AMBAC),
            4.000%, 08/01/12................................. $   574,332
   595,000 Berkeley, California, Unified School District,
            General Obligation Bonds, (FGIC), 4.375%,
            08/01/06.........................................     635,014
    35,000 California Educational Facilities Authority,
            Santa Clara University Revenue Bonds,
            (MBIA), 4.900%, 09/01/06.........................      37,870
   750,000 California Educational Facilities Authority,
            Stanford University Revenue Bonds, Series
            R, 5.000%, 11/01/11..............................     856,372
 1,000,000 California State Department of Transportation
            Revenue Bonds, Federal Highway Grant
            Anticipation Bonds, Series A, (FGIC), 4.500%,
            02/01/13.........................................   1,087,970
 1,000,000 California State Department of Water Resources
            Central Valley Project Revenue Bonds, Series
            T, 5.000%, 12/01/11..............................   1,116,700
   500,000 California State Department of Water Resources
            Central Valley Project Revenue Bonds, Series
            U, 4.000%, 12/01/06..............................     532,820
   750,000 California State Infrastructure & Economic
            Revenue Bonds, Bay
            Area Toll Bridges, Series A, (FSA), 5.000%,
            07/01/11.........................................     853,192
   250,000 California State Public Works Board, Lease
            Revenue Bonds, Department of Corrections, Series
            D, (MBIA), 4.850%, 09/01/08......................     275,822
   750,000 California State, General Obligation
            Bonds, 6.250%, 04/01/08..........................     852,480
   750,000 California State, General Obligation Bonds,
            (MBIA), 7.500%, 10/01/07.........................     888,337
 1,000,000 California Statewide Communities Development
            Authority Revenue Bonds, California Endowment,
            5.000%, 07/01/13.................................   1,130,980

Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
TAX-EXEMPT SECURITIES -- (continued)
$  315,000 Central Coast, Water Authority, California,
            Revenue Bonds, State
            Water Project, Series A, (AMBAC), 6.000%,
            10/01/05......................................... $   337,488
           Central Valley School District Financing
            Authority, California, School District General
            Obligation Bonds, Series A, (MBIA), 6.150%,
 1,000,000  08/01/09.........................................   1,186,270
   550,000  5.850%, 08/01/04.................................     558,657
 1,100,000 Cerritos, California, Public Financing Authority
            Tax Allocation Bonds, Redevelopment Project,
            Series A, (AMBAC), 3.000%, 11/01/10..............   1,117,743
   545,000 Chino Basin, California, Regional Financing
            Authority Municipal Water District Sewer System
            Project, (AMBAC), 7.000%, 08/01/05...............     587,009
   350,000 Contra Costa County, California, Certificates of
            Participation, Capital Projects,
            (AMBAC), 4.625%, 02/01/07........................     378,591
           Contra Costa, California, Transportation
            Authority Sales Tax Revenue Bonds, Series A,
            (FGIC),
   550,000  6.000%, 03/01/07.................................     616,093
 1,000,000  6.000%, 03/01/08.................................   1,145,480
   750,000 East Bay, California, Regional Park District
            Authority General Obligation Bonds, 5.000%,
            09/01/07.........................................     830,235
   250,000 Escondido, California, Unified School District
            General Obligation Bonds, Series A,
            (FGIC), 5.000%, 09/01/08.........................     278,800
 1,150,000 Fairfield-Suisun, Unified School District,
            California, General Obligation Bonds,
            (MBIA), 4.250%, 08/01/10.........................   1,257,824
   155,000 Fresno, California, Sewer Revenue Bonds, Series
            A-1, (AMBAC), 4.800%, 09/01/06...................     167,344


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
California Tax-Exempt Income Fund -- (continued)


Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    ----------
TAX-EXEMPT SECURITIES -- (continued)
$  750,000 Glendale, California, Unified School District
            General Obligation Bonds, Series D,
            (MBIA), 4.500%, 09/01/13......................... $  806,640
   745,000 Los Altos, California, School District General
            Obligation Bonds, Series A, (FSA), 5.000%,
            08/01/06.........................................    805,703
           Los Angeles County, California, Public Works
            Financing Authority, Revenue Bonds, Regional
            Park & Open Space District, Series A, 5.250%,
   300,000  10/01/05.........................................    318,888
   655,000  5.000%, 10/01/04.................................    667,812
   500,000 Los Angeles, California, Department of Airports
            Revenue Bonds, Series A, (FGIC), 6.000%, 05/15/05    526,690
   150,000 Los Angeles, California, Municipal Improvement
            Revenue Bonds, Series A, (FSA), 4.875%, 02/01/06.    159,679
   750,000 Los Angeles, California, Municipal Improvement
            Revenue Bonds, Series B, (AMBAC), 4.600%,
            02/01/06.........................................    794,693
 1,000,000 Los Angeles, California, Sanitation Equipment
            Revenue Bonds, Series A, (FSA), 5.000%, 02/01/10.  1,131,170
   400,000 Los Angeles, California, State Building Authority
            Revenue Bonds, State of California Department of
            General Services, Series A, 5.600%, 05/01/04.....    401,120
   500,000 Los Angeles, California, Unified School District
            General Obigation Bonds, Series F,
            (FSA), 4.500%, 07/01/13..........................    545,760
 1,000,000 Los Angeles, California, Wastewater System
            Revenue Bonds, Series A, (FGIC), 5.500%, 06/01/10  1,162,090
 1,000,000 Los Angeles, California, Water & Power Revenue
            Bonds, Power System, Series A, Sub-Series A-1,
            5.000%, 07/01/14.................................  1,116,820

Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    ----------
TAX-EXEMPT SECURITIES -- (continued)
$  370,000 Marin, California, Municipal Water District
            Revenue Bonds, (AMBAC), 4.000%, 07/01/10......... $  397,876
   700,000 Metropolitan Water District of Southern
            California, General Obligation Bonds, 4.250%,
            03/01/08.........................................    760,249
 1,000,000 Metropolitan Water District of Southern
            California, General Obligation Bonds, Series A,
            3.000%, 03/01/08.................................  1,039,290
   960,000 Metropolitan Water District of
            Southern California, Revenue Bonds, 5.750%,
            07/01/09.........................................  1,119,965
   200,000 Metropolitan Water District of Southern
            California, Revenue Bonds, Series B,
            (MBIA), 5.250%, 07/01/07.........................    220,550
 1,000,000 Modesto, California, Irrigation District
            Financing Authority Certificates of
            Participation, Series A, (MBIA), 4.000%, 07/01/09  1,078,300
   975,000 Modesto, California, Irrigation District
            Financing Authority Revenue Bonds, Series A,
            (MBIA), 5.450%, 10/01/07.........................  1,091,376
 1,000,000 Moulton-Niguel, California, Water District
            General Obligation Bonds, (AMBAC), 4.000%,
            09/01/10.........................................  1,077,200
   500,000 Napa County, California, Flood Protection &
            Watershed Improvement Revenue Bonds, Series A,
            (FGIC), 5.000%, 06/15/13.........................    552,285
   250,000 Northern California Power Agency, Public Power
            Revenue Bonds, Geothermal Project, Series A,
            (AMBAC), 5.500%, 07/01/05........................    263,525
   125,000 Northern California Power Agency, Public Power
            Revenue Bonds, Series A, (AMBAC), 5.600%,
            07/01/06.........................................    136,471
   250,000 Novato, California, General
            Obligation Bonds, Series A, (MBIA), 6.250%,
            08/01/07.........................................    284,553


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
California Tax-Exempt Income Fund -- (continued)


Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    ----------
TAX-EXEMPT SECURITIES -- (continued)
$1,100,000 Orange County, California, Local Transportation
            Authority Sales Tax
            Revenue Bonds, 1st Senior, (AMBAC), 6.000%,
            02/15/08......................................... $1,258,268
 1,000,000 Orange County, California, Local Transportation
            Authority Sales Tax
            Revenue Bonds, 2nd Senior, (FGIC), 6.000%,
            02/15/07.........................................  1,118,070
 1,500,000 #Orange County, California, Sanitation District,
            Certificates of Participation, Series A, 1.100%,
            08/01/29.........................................  1,500,000
 1,000,000 Oxnard, California, Wastewater District Financing
            Authority Revenue Bonds, (FGIC), 3.500%, 06/01/09  1,055,510
 1,000,000 Rancho, California, Water District Financing
            Authority Revenue Bonds, Series A,
            (FSA), 5.500%, 08/01/10..........................  1,162,960
   250,000 Sacramento County, California, Certificates of
            Participation, Public Facilities Project,
            (MBIA), 4.875%, 02/01/05.........................    257,953
   255,000 Sacramento, California, City Financing Authority
            Lease Revenue Bonds, Series A, (AMBAC), 5.050%,
            11/01/06.........................................    278,297
   300,000 San Bernardino County, California, Certificates
            of Participation, Medical Center
            Financing Project, (MBIA), 5.500%, 08/01/07......    335,631
   255,000 San Bernardino County, California, Transportation
            Authority Sales Tax Revenue Bonds, Series A,
            (MBIA), 4.625%, 03/01/05.........................    263,333
 1,000,000 San Diego County, California,
            Certificates of Participation, (AMBAC), 5.000%,
            11/01/11.........................................  1,139,640
   250,000 San Diego, California, General Obligation Bonds,
            Public Safety Communication Project, 6.500%,
            07/15/08.........................................    294,770
 1,000,000 San Diego, California, Public Facilities
            Financing Authority Sewer Revenue Bonds,
            (FGIC), 5.200%, 05/15/13.........................  1,060,970

Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    ----------
TAX-EXEMPT SECURITIES -- (continued)
$  300,000 San Diego, California, Public Facilities
            Financing Authority
            Sewer Revenue Bonds, Series B, (FGIC), 5.000%,
            05/15/08......................................... $  331,752
 1,000,000 San Diego, California, Public Facilities
            Financing Authority Water Revenue Bonds,
            (MBIA), 5.000%, 08/01/11.........................  1,135,480
   875,000 San Francisco, California, Bay Area Rapid Transit
            District, Sales Tax Revenue Bonds, 5.500%,
            07/01/07.........................................    976,395
 1,500,000 San Francisco, California, City & County Airports
            Commission Airport Revenue Bonds, 2nd Series,
            Issue 20, (MBIA), 5.000%, 05/01/06...............  1,610,850
 1,000,000 San Francisco, California, City & County General
            Obligation Bonds, (FSA), 5.000%, 06/15/08........  1,117,960
   680,000 San Francisco, California, City & County General
            Obligation Bonds, Series 1, (FGIC), 4.500%,
            06/15/05.........................................    707,601
 1,020,000 San Francisco, California, City & County Parking
            Authority Revenue Bonds, Parking Meter Project,
            Series 1, (FGIC), 4.000%, 06/01/06...............  1,076,773
   325,000 San Francisco, California, City & County Public
            Utilities Commission Water Revenue Bonds, Series
            A, 6.500%, 11/01/04..............................    334,620
           San Jose, California, Redevelopment Agency Tax
            Allocation Bonds, Merged Area Redevelopment
   500,000  Project, (AMBAC), 5.000%, 08/01/07...............    551,360
   625,000  4.750%, 08/01/05.................................    654,769
   300,000 San Mateo County, California, Joint Powers
            Financing Authority Revenue Bonds, San Mateo
            County
            Health Care Center, Series A, (FSA), 5.600%,
            07/15/04.........................................    303,777


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
California Tax-Exempt Income Fund -- (continued)


Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    -----------
TAX-EXEMPT SECURITIES -- (continued)
$  500,000 San Mateo County, California, Transportation
            Authority
            Revenue Bonds, Series A, (MBIA), 4.200%, 06/01/04 $   502,520
   750,000 San Mateo County, California, Transportation
            District, Sales Tax Revenue Bonds, Series A,
            (FSA), 5.000%, 06/01/09..........................     847,898
   510,000 Santa Barbara, California, Waterfront
            Certificates of Participation, (AMBAC), 4.125%,
            10/01/12.........................................     546,001
 1,075,000 Santa Clara County, California, Financing
            Authority, Series A, (AMBAC), 4.500%, 05/15/12...   1,139,113
   500,000 Santa Clara County, California, Transportation
            District, Sales Tax Revenue Bonds, Series
            A, 4.500%, 06/01/06..............................     532,020
 1,000,000 Santa Rosa, California, Wastewater System Revenue
            Bonds, Series B, 4.000%, 09/01/11................   1,071,250
 1,000,000 Southern California Public Power Authority
            Revenue Bonds, Series A, (MBIA), 5.250%, 07/01/09   1,131,880
 1,000,000 Southern California Public Power Authority
            Revenue Bonds, Southern Transmission, Series B,
            (FSA), 4.250%, 07/01/11..........................   1,085,500
   600,000 University of California Revenue Bonds,
            Multi-Purpose Projects, Series F,
            (FGIC), 5.000%, 09/01/08.........................     655,212
                                                              -----------
                                                               59,800,261
                                                              -----------
TAX-EXEMPT SECURITIES -- ESCROWED IN
 U.S. GOVERNMENTS -- 6.32%
   100,000 California Educational Facilities Authority
            Revenue Bonds, Santa Clara University Project,
            (MBIA), 4.900%, 09/01/06 (Escrowed to Maturity)..     108,448

Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    ----------
TAX-EXEMPT SECURITIES -- ESCROWED IN
 U.S. GOVERNMENTS -- (continued)
$  750,000 California State, General Obligation Bonds,
            (FGIC), 6.000%, 08/01/19 (Prerefunded 08/01/04 @
            102)............................................. $  777,225
 1,000,000 Long Beach, California, Water Revenue
            Bonds, 6.250%, 05/01/24 (Prerefunded 05/01/04 @
            102).............................................  1,023,870
   125,000 Los Angeles, California, Department of Water &
            Power Revenue Bonds, (AMBAC), 4.600%,
            08/15/06 (Escrowed to Maturity)..................    127,722
    40,000 Metropolitan Water District of Southern
            California, Revenue Bonds, 5.750%,
            07/01/09 (Escrowed to Maturity)..................     46,989
   125,000 Northern California Power Agency, Public Power
            Revenue Bonds, Series A, (AMBAC), 5.600%,
            07/01/06 (Escrowed to Maturity)..................    137,111
   400,000 Sacramento County, California, Sanitation
            District Revenue Bonds, 5.500%,
            12/01/05 (Escrowed to Maturity)..................    429,132
   825,000 San Bernardino County, California, Certificates
            of Participation, Medical Center Financing
            Project, Series A, (MBIA), 5.500%,
            08/01/22 (Prerefunded 08/01/05 @ 102)............    890,258
   500,000 San Francisco, California, Bay Area Rapid Transit
            District, Sales Tax Revenue Bonds,
            (FGIC), 5.500%, 07/01/20 (Prerefunded 07/01/05 @
            101).............................................    532,760
   150,000 Santa Barbara County, California, Local
            Transportation Authority Sales Tax Revenue
            Bonds, (FGIC), 4.900%, 04/01/06 (Prerefunded
            04/01/04 @ 101)..................................    151,500
                                                              ----------
                                                               4,225,015
                                                              ----------


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
California Tax-Exempt Income Fund -- (continued)

                                                               Value
 Shares                                                       (Note 1)
---------                                                    -----------
SHORT-TERM INVESTMENTS -- 5.02%
1,718,793 @BlackRock California Money Fund.................. $ 1,718,793
1,636,706 @Federated California Money Fund..................   1,636,706
                                                             -----------
                                                               3,355,499
                                                             -----------

TOTAL INVESTMENTS (Cost $64,463,629).............. 100.73% $67,380,775
OTHER ASSETS & LIABILITIES (NET)..................  (0.73)    (486,399)
                                                   ------  -----------
NET ASSETS........................................ 100.00% $66,894,376
                                                   ======  ===========

--------
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.
FSA--Financial Security Assurance
# Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate shown is as of March 31, 2004.
@ Registered Investment Company

Notes:
These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately 6% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2004, approximately, 96% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

At March 31, 2004, approximately, 60%, 22%, 10% and 3% of the net assets are invested in revenue bonds, general obligation bonds, certificates of participation and tax allocation bonds, respectively.

                      See Notes to Financial Statements.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies:

   Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") was incorporated under the laws of the State of Maryland on August 8, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end diversified management investment companies with the exception of New York Intermediate-Term Tax-Exempt Fund, California Tax-Exempt Income Fund and New York Tax-Exempt Money Fund, each of which are non-diversified.

   Excelsior Tax-Exempt Fund currently offers shares in seven managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Tax-Exempt Fund in the preparation of the financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The financial statements for the remaining portfolios of Excelsior Tax-Exempt Fund are presented separately.

   (a) Portfolio valuation:

      Securities are valued each business day as of the close of the New York Stock Exchange after consultation with an independent pricing service (the "Service"). When in the judgement of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Short-term debt instruments with remaining maturities of 60 days or less, and variable rate demand notes and securities with put options exercisable within one year, are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Tax-Exempt Fund's Board of Directors.

   (b) Security transactions and investment income:

      Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis.

   (c) Distributions to shareholders:

      Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforwards, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   (d) Expense allocation:

      Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

   United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company, N.A. (together the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the annual rates of 0.30% of the average daily net assets of Short-Term Tax-Exempt Securities Fund, 0.35% of the average daily net assets of Intermediate-Term Tax-Exempt Fund and 0.50% of the average daily net assets of each of Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

   U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company (collectively, the "Administrators") provide administrative services to Excelsior Tax-Exempt Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Funds Trust (excluding the international equity portfolios of Excelsior Funds, Inc. and Excelsior Funds Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Portfolios, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A., were as follows:

                                                            Waiver of         Net
                                           Administration Administration Administration
                                                Fees           Fees           Fees
                                           -------------- -------------- --------------
Long-Term Tax-Exempt Fund.................    $100,382       $ 33,453       $ 66,929
Intermediate-Term Tax-Exempt Fund.........     481,916        160,319        321,597
Short-Term Tax-Exempt Securities Fund.....     375,395        124,693        250,702
New York Intermediate-Term Tax-Exempt Fund     219,233         72,926        146,307
California Tax-Exempt Income Fund.........      77,884         25,899         51,985

   From time to time, in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets:

                Long-Term Tax-Exempt Fund................. 0.80%
                Intermediate-Term Tax-Exempt Fund......... 0.65%
                Short-Term Tax-Exempt Securities Fund..... 0.60%
                New York Intermediate-Term Tax-Exempt Fund 0.80%
                California Tax-Exempt Income Fund......... 0.50%

   For the year ended March 31, 2004, pursuant to the above, U.S. Trust waived investment advisory fees totaling $133,830 for the California Tax-Exempt Income Fund.

   The Portfolios have entered into shareholder servicing agreements with various service organizations, which may include Schwab, U.S. Trust and affiliates of U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange, and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Portfolio and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of its shares held by each service organizations' customers.

   U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

   For the year ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U.S. Trust:

                                                               Amount
                                                             Waived as
                                                             Investment
                                                     Amount   Advisory
                                                      Paid      Fees
                                                    -------- ----------
         Long-Term Tax-Exempt Fund................. $ 34,897  $ 25,555
         Intermediate-Term Tax-Exempt Fund.........  147,989   135,324
         Short-Term Tax-Exempt Securities Fund.....  244,572   234,580
         New York Intermediate-Term Tax-Exempt Fund   22,614    15,817
         California Tax-Exempt Income Fund.........  101,934    96,842

   Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Tax-Exempt Fund. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

   Boston Financial Data Services, Inc. ("BFDS") serves as transfer agent to the Portfolios.

   Each Independent Director of the Portfolios receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. In addition, Directors are reimbursed by the Excelsior Tax-Exempt Fund, for reasonable expenses incurred when acting in their capacity as Directors.

3.  Purchases, Sales and Maturities of Securities:

   For the year ended March 31, 2004, purchases, sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

                                                               Sales and
                                                  Purchases    Maturities
                                                 ------------ ------------
      Long-Term Tax-Exempt Fund................. $ 58,417,098 $ 70,429,053
      Intermediate-Term Tax-Exempt Fund.........   89,768,800  103,729,185
      Short-Term Tax-Exempt Securities Fund.....  210,188,520  177,126,760
      New York Intermediate-Term Tax-Exempt Fund   55,607,380   58,534,890
      California Tax-Exempt Income Fund.........   11,182,543    9,009,883

4.  Federal Taxes:

   It is the policy of Excelsior Tax-Exempt Fund that each Portfolio continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable earnings to its shareholders.

   In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

   Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                                                Undistributed  Accumulated
                                                Net Investment Net Realized
                                                    Income     Gain (Loss)
                                                -------------- ------------
     New York Intermediate-Term Tax-Exempt Fund     $ (871)      $   871
     California Tax-Exempt Income Fund.........      1,556        (1,556)

   The tax character of dividends and contributions declared during the years ended March 31, 2004 and March 31, 2003 were as follows:

                                                                   Long-Term
                                           Tax-Exempt   Ordinary    Capital
                                             Income      Income      Gains       Total
                                           ----------- ---------- ----------- -----------
Long-Term Tax-Exempt Fund
 2004..................................... $ 2,199,868         --          -- $ 2,199,868
 2003.....................................   3,309,713 $    1,231          --   3,310,944
Intermediate-Term Tax-Exempt Fund
 2004.....................................  10,386,027  1,128,243 $12,402,638  23,916,908
 2003.....................................  12,412,447         --   2,583,052  14,995,499
Short-Term Tax-Exempt Securities Fund
 2004.....................................   3,456,342         --          --   3,456,342
 2003.....................................   3,712,472         --          --   3,712,472
New York Intermediate-Term Tax-Exempt Fund
 2004.....................................   4,386,298    303,039   5,482,307  10,171,644
 2003.....................................   5,629,628         --   2,636,726   8,266,354
California Tax-Exempt Income Fund
 2004.....................................   2,026,301         --          --   2,026,301
 2003.....................................   2,115,479         --      11,932   2,127,411

   As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                      Long-Term                              Other
                  Ordinary Tax-Exempt  Capital   Capital Loss  Unrealized  Temporary
                   Income    Income     Gains    Carryforward Appreciation Difference    Total
                  -------- ---------- ---------- ------------ ------------ ---------- -----------
Long-Term Tax-
  Exempt Fund....       --  $147,924          --  $(548,194)  $ 1,410,607  $(147,796) $   862,541
Intermediate-Term
  Tax-Exempt
  Fund........... $256,062   851,303  $1,288,102         --    16,082,047   (845,759)  17,631,755
Short-Term Tax-
  Exempt
  Securities
  Fund...........   24,949   295,012      22,878         --     1,430,542   (282,324)   1,491,057
New York
  Intermediate-
  Term Tax-
  Exempt Fund....       --   345,043     893,415         --     5,375,729   (343,016)   6,271,171
California Tax-
  Exempt Income
  Fund...........       --   171,112          --       (664)    2,917,146   (169,848)   2,917,746

   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                             Expiration Date
                                           -------------------
                                           March 31, March 31,
                                             2009      2012     Total
                                           --------- --------- --------
         Long-Term Tax-Exempt Fund........ $548,194      --    $548,194
         California Tax-Exempt Income Fund       --    $664         664

   During the year ended March 31, 2004, the Long-Term Tax-Exempt Fund and Short-Term Tax-Exempt Fund utilized capital loss carryforwards totaling $1,999,078 and $90,440, respectively, to offset realized capital gains.

   At March 31, 2004, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                                                    Tax Basis     Tax Basis        Net
                                        Federal     Unrealized    Unrealized    Unrealized
                                        Tax Cost   Appreciation (Depreciation) Appreciation
                                      ------------ ------------ -------------- ------------
Long-Term Tax-Exempt Fund............ $ 70,893,065 $ 1,410,607           --    $ 1,410,607
Intermediate-Term Tax-Exempt Fund....  368,382,039  16,276,249    $(194,202)    16,082,047
Short-Term Tax-Exempt Securities Fund  359,682,386   1,435,061       (4,519)     1,430,542
New York Intermediate-Term Tax-Exempt
  Fund...............................  170,982,472   5,516,163     (140,434)     5,375,729
California Tax-Exempt Income Fund....   64,463,629   2,952,520      (35,374)     2,917,146

5.  Common Stock:

   Excelsior Tax-Exempt Fund currently has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently classified for each Portfolio is as follows: 1.5 billion shares each of Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Tax-Exempt Income Fund.

   Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Tax-Exempt Fund's Board of Directors.

                                                   Long-Term Tax-Exempt Fund
                                    ------------------------------------------------------
                                            Year Ended                  Year Ended
                                             03/31/04                    03/31/03
                                    --------------------------  --------------------------
                                       Shares        Amount        Shares        Amount
                                    -----------  -------------  -----------  -------------
Sold...............................   1,973,824  $  19,719,700    5,081,297  $  49,458,276
Issued as reinvestment of dividends      33,235        330,955       48,822        477,558
Redeemed...........................  (4,333,803)   (43,227,377)  (7,739,473)   (75,686,646)
                                    -----------  -------------  -----------  -------------
Net (Decrease).....................  (2,326,744) $ (23,176,722)  (2,609,354) $ (25,750,812)
                                    ===========  =============  ===========  =============

                                               Intermediate-Term Tax-Exempt Fund
                                    ------------------------------------------------------
                                            Year Ended                  Year Ended
                                             03/31/04                    03/31/03
                                    --------------------------  --------------------------
                                       Shares        Amount        Shares        Amount
                                    -----------  -------------  -----------  -------------
Sold...............................  10,553,521  $ 104,290,828   15,584,952  $ 152,155,618
Issued as reinvestment of dividends     183,521      1,779,145      107,316      1,050,586
Redeemed........................... (11,939,158)  (118,008,037) (13,904,896)  (135,872,328)
                                    -----------  -------------  -----------  -------------
Net Increase (Decrease)............  (1,202,116) $ (11,938,064)   1,787,372  $  17,333,876
                                    ===========  =============  ===========  =============

                                             Short-Term Tax-Exempt Securities Fund
                                    ------------------------------------------------------
                                            Year Ended                  Year Ended
                                             03/31/04                    03/31/03
                                    --------------------------  --------------------------
                                       Shares        Amount        Shares        Amount
                                    -----------  -------------  -----------  -------------
Sold...............................  29,901,468  $ 215,547,037   30,230,078  $ 217,600,870
Issued as reinvestment of dividends      17,156        123,645       13,775         99,187
Redeemed........................... (20,414,339)  (147,073,098) (12,887,229)   (92,778,309)
                                    -----------  -------------  -----------  -------------
Net Increase.......................   9,504,285  $  68,597,584   17,356,624  $ 124,921,748
                                    ===========  =============  ===========  =============

                                          New York Intermediate-Term Tax-Exempt Fund
                                    ------------------------------------------------------
                                            Year Ended                  Year Ended
                                             03/31/04                    03/31/03
                                    --------------------------  --------------------------
                                       Shares        Amount        Shares        Amount
                                    -----------  -------------  -----------  -------------
Sold...............................   4,175,816  $  38,017,393    6,548,542  $  59,361,443
Issued as reinvestment of dividends     120,743      1,083,430       76,380        692,836
Redeemed...........................  (4,975,150)   (45,321,700)  (6,515,400)   (59,172,249)
                                    -----------  -------------  -----------  -------------
Net Increase (Decrease)............    (678,591) $  (6,220,877)     109,522  $     882,030
                                    ===========  =============  ===========  =============

                                               California Tax-Exempt Income Fund
                                    ------------------------------------------------------
                                            Year Ended                  Year Ended
                                             03/31/04                    03/31/03
                                    --------------------------  --------------------------
                                       Shares        Amount        Shares        Amount
                                    -----------  -------------  -----------  -------------
Sold...............................   2,479,328  $  18,593,918    2,748,255  $  20,492,940
Issued as reinvestment of dividends      17,600        131,929       13,055         97,474
Redeemed...........................  (2,405,845)   (18,013,017)  (1,931,582)   (14,406,311)
                                    -----------  -------------  -----------  -------------
Net Increase.......................      91,083  $     712,830      829,728  $   6,184,103
                                    ===========  =============  ===========  =============

6.  Line of Credit:

   The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks, under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter, and is included in miscellaneous expenses on the Statements of Operations. For the year ended March 31, 2004, the Portfolios had no borrowings under the agreement.

7. Guarantees:

   In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

8. Legal Proceedings:

   U.S. Trust Company, N.A., United States Trust Company of New York, the investment advisers (the "Adviser") of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (collectively the "Companies") and the Companies have been contacted by the Office of the New York State Attorney General (the "NYAG") and the Adviser has been contacted by the Securities and Exchange Commission (the "SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares (the "Investigations"). The Adviser has also been contacted, through its parent, by the U.S. Attorney's Office in San Francisco and the Attorney General of the State of West Virginia (the "WVAG") with inquiries regarding the same subject matter. The Adviser and the Companies have been providing full cooperation with respect to these investigations, and continue to review the facts and circumstances relevant to the investigations.

   Four class actions suits have been filed against the Companies and the
Adviser: James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that during the Class Period, the Adviser, the Companies and others allowed certain parties and others to engage in illegal and improper trading practices, which caused financial injury to the shareholders of the Companies. Each demands unspecified monetary damages. The Wilson complaint also demands a rescission of the contract with the advisers.

   A fifth class action complaint, styled Mike Sayegh v. Janus Capital Corp. et al., was filed in Los Angeles Superior Court on or about October 22, 2003. On or about December 3, 2003, the Companies were served with a copy of the complaint in Sayegh on the basis that they were one of the several Doe

Defendants named in the complaint. The complaint alleges violations of the California Business and Professions Code, arising from improper trading activities, and seeks injunctive, declaratory, and other equitable relief in addition to unspecified monetary damages. The extent to which and capacity in which the Funds may have had any role in the allegations contained therein is currently unclear.

   In addition, a derivative action, styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, which is purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, alleges violations of
Section 36 of the Investment Company Act, 15 U.S.C. (S) 80a-35(b) and the common law breach of fiduciary duty by Schwab, the Adviser and certain directors of the Companies. This action has not yet been served on the Companies or their directors.

   The Adviser and the Companies are evaluating the claims in these complaints and intend to vigorously defend against them. The Adviser anticipates consolidation of these suits is possible. On February 20, 2004, the Judicial Panel on Multi-District Litigation issued an order transferring 96 actions involving allegations of mutual fund late trading and market timing to the United States District Court for the District of Maryland, for coordinated or consolidated pretrial proceedings ("MDL 1586"). On March 3, 2004, however, the Panel issued a Conditional Transfer Order which transferred additional "tag along cases" to MDL 1586, including the Sayegh, Page and Wilson actions. The Adviser expects that most or all of the civil actions regarding alleged late trading and/or market timing, which are pending in federal courts, will ultimately be transferred to MDL 1586.

   Based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and that the pending Investigations and private lawsuits are not likely to materially affect its ability to provide investment management services to the Companies.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Boards of Directors of Excelsior Tax-Exempt Funds, Inc.

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt, and California Tax-Exempt Income Portfolios (five of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (the "Funds") as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt, and California Tax-Exempt Income Funds at March 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         /s/ Ernst & Young LLP

Boston, Massachusetts
May 7, 2004

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

   Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below.
Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/Trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members."

                                                                                               Number of
                                                                                             Portfolios in
                                                                                               Excelsior
                                     Term of                                                     Funds
                                    Office and                                                  Complex        Other
                     Position(s)    Length of                                                 Overseen by  Directorships
  Name, Address,    Held with each     Time                Principal Occupation(s)               Board     Held by Board
      Age(1)           Company      Served(2)                During Past 5 Years               Member(3)     Member(4)
  --------------    -------------- ------------- ------------------------------------------- ------------- -------------
INTERESTED BOARD MEMBER
James L. Bailey(5)  Director/      Since         Executive Vice President of U.S. Trust           N/A           N/A
 114 West 47th      Trustee        February 2004 Corporation and U.S. Trust New York
 Street                                          (since January 2003); President, Excelsior
 New York, NY                                    Fund, Excelsior Tax-Exempt Fund and
 10036                                           Excelsior Funds Trust (since May 2003);
 Age: 58                                         Consultant in the financial services
                                                 industry (from August 2000 to January
                                                 2003); Executive Vice President of Citicorp
                                                 (1992 to August 2000).

INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Director/      Since 1997    Retired; Chairman of the Board (since            32           None
 Age: 72            Trustee,                     1997) and President, Treasurer and
                    Chairman of                  Director (since 1995) of Excelsior Fund
                    the Board                    and Excelsior Tax-Exempt Fund; Chairman
                                                 of the Boards (since 1997), President,
                                                 Treasurer and Trustee (since 1995) of
                                                 Excelsior Funds Trust; Vice Chairman of
                                                 U.S. Trust Corporation and U.S. Trust New
                                                 York (from February 1990 until September
                                                 1995); and Chairman, U.S. Trust Company
                                                 (from March 1993 to May 1997).

Rodman L. Drake     Director/      Since 1994    Director of Excelsior Fund and Excelsior         32              4
 Age: 61            Trustee                      Tax-Exempt Fund (since 1996); Trustee of
                                                 Excelsior Funds Trust (since 1994);
                                                 Director, Parsons Brinkerhoff, Inc.
                                                 (engineering firm) (since 1995); President,
                                                 Continuation Investments Group, Inc.
                                                 (since 1997); President, Mandrake Group
                                                 (investment and consulting firm) (1994-
                                                 1997); Chairman, MetroCashcard
                                                 International Inc. (since 1999); Director,
                                                 Hotelivision, Inc. (since 1999); Director,
                                                 Alliance Group Services, Inc. (since 1998);
                                                 Director, Clean Fuels Technology Corp.
                                                 (since 1998); Director, Absolute Quality
                                                 Inc. (since 2000); Director, Hyperion Total
                                                 Return Fund, Inc. and three other funds
                                                 for which Hyperion Capital Management,
                                                 Inc. serves as investment adviser (since
                                                 1991); Director, The Latin America Smaller
                                                 Companies Fund, Inc. (from 1993 to 1998).


                                                                                          Number of
                                                                                        Portfolios in
                                                                                          Excelsior
                                      Term of                                               Funds
                                     Office and                                            Complex        Other
                       Position(s)   Length of                                           Overseen by  Directorships
   Name, Address,     Held with each    Time            Principal Occupation(s)             Board     Held by Board
       Age(1)            Company     Served(2)            During Past 5 Years             Member(3)     Member(4)
   --------------     -------------- ---------- --------------------------------------- ------------- -------------
Mel Hall              Director/      Since 2000 Director of Excelsior Fund and               32           None
 Age: 59              Trustee                   Excelsior Tax-Exempt Fund (since
                                                July 2000); Trustee of Excelsior
                                                Funds Trust (since July 2000); Chief
                                                Executive Officer, Comprehensive
                                                Health Services, Inc. (health care
                                                management and administration).

Roger M. Lynch        Director/      Since 2001 Retired; Director of Excelsior Fund          32           None
 Age: 63              Trustee                   and Excelsior Tax-Exempt Fund and
                                                Trustee of Excelsior Funds Trust
                                                (since September 2001); Chairman
                                                of the Board of Trustees of Fairfield
                                                University (since 1996); Director,
                                                SLD Commodities, Inc. (importer of
                                                nuts) (since 1991); President,
                                                Corporate Asset Funding Co., Inc.
                                                (asset securitization) (from 1987 to
                                                1999); General Partner (from 1980
                                                to 1986) and Limited Partner (from
                                                1986 to 1999), Goldman Sachs &
                                                Co.; Chairman, Goldman Sachs
                                                Money Markets, Inc. (from 1982 to
                                                1986).

Jonathan Piel         Director/      Since 1994 Director, Excelsior Funds, Inc. and          32           None
 Age: 65              Trustee                   Excelsior Tax-Exempt Funds, Inc.
                                                (since 1996); Trustee, Excelsior
                                                Funds Trust (since 1994); Director,
                                                Group for the South Fork,
                                                Bridgehampton, NY (since 1993).
                                                Retired in 1994 as The Editor,
                                                Scientific American and Vice President,
                                                Scientific American, Inc.

OFFICERS
Mary Martinez         Executive      Since      Managing Director U.S. Trust                 N/A           N/A
 114 West 47th Street Vice President February   Company and Chief Operating
 New York, NY 10036                  2004       Officer of Investment Products
 Age: 44                                        (since 2003); Managing Director and
                                                Director of Relationship
                                                Management Service, Marketing,
                                                Information and Technology at
                                                Bessemer Trust (1998 to 2003).

Joseph Trainor        Vice President Since      Managing Director U. S. Trust                N/A           N/A
 114 West 47th Street                February   Company (since 2003); President of
 New York, NY 10036                  2004       MFS Institutional Advisors (1998 to
 Age: 43                                        2002).


                                                                                           Number of
                                                                                         Portfolios in
                                                                                           Excelsior
                                          Term of                                            Funds
                                         Office and                                         Complex        Other
                          Position(s)    Length of                                        Overseen by  Directorships
     Name, Address,      Held with each     Time          Principal Occupation(s)            Board     Held by Board
         Age(1)             Company      Served(2)          During Past 5 Years            Member(3)     Member(4)
     --------------      --------------- ---------- ------------------------------------ ------------- -------------
Agnes Mullady            Treasurer       Since      Senior Vice President, U.S. Trust         N/A           N/A
 225 High Ridge Road     Chief Financial February   Company (since 2004); Chief
 Stamford,               and Chief       2004       Financial Officer, AMIC Distribution
 CT 06905                Accounting                 Partners, (2002 to 2004); Controller
 Age : 45                Officer                    Reserve Management Corporation,
                                                    Reserve Management Company, Inc.
                                                    and Reserve Partners, Inc. (2000 to
                                                    2002); Vice President and Treasurer,
                                                    Northstar Funds; Senior Vice
                                                    President and Chief Financial
                                                    Officer, Northstar Investment
                                                    Management Corp.; President and
                                                    Treasurer, Northstar Administrators
                                                    Corp.; and Vice President and
                                                    Treasurer, Northstar Distributors,
                                                    Inc. (1993 to 2000).

Frank Bruno              Vice President  Since 2001 Vice President, U.S. Trust Company        N/A           N/A
 225 High Ridge Road     and Assistant              (since 1994); Vice President and
 Stamford, CT 06905      Treasurer                  Assistant Treasurer, Excelsior Fund,
 Age: 44                                            Excelsior Tax-Exempt Fund and
                                                    Excelsior Funds Trust (since
                                                    February 2001).

Joseph Leung             Vice President  Since      Vice President, U.S. Trust Company        N/A           N/A
 225 High Ridge Road     and Assistant   May 2003   (since March 2003); Vice President
 Stamford, CT 06905      Treasurer                  and Assistant Treasurer, Excelsior
 Age: 38                                            Fund, Excelsior Tax-Exempt Fund
                                                    and Excelsior Funds Trust (since
                                                    May 2003); Vice President of Merrill
                                                    Lynch & Co. (from 2000 to 2002);
                                                    Treasurer, Vice President and Chief
                                                    Accounting Officer of Midas Funds,
                                                    Bexil Fund, Tuxis Fund, Global
                                                    Income Fund and Winmill & Co.
                                                    Incorporated (from 1995 to 2000).

Michael R. Rosella, Esq. Acting          Since      Partner, Paul, Hastings, Janofsky &       N/A           N/A
 75 East 55th Street     Secretary and   February   Walker LLP (law firm) (since 2000);
 New York, NY 10022      Chief Legal     2004       Partner, Battle Fowler LLP (law
 Age: 46                 Officer                    firm) (1988 to 2000).

Lee Wilcox               Assistant       Since      Employed by SEI Investments since         N/A           N/A
 530 E. Swedesford       Treasurer       June 2002  June 2002. Director of Fund
 Road                                               Accounting, SEI Investments since
 Wayne, PA 19087                                    June 2002. Senior Operations
 Age: 42                                            Manager of Deutsche Bank Global
                                                    Fund Services (2000-2002),
                                                    PricewaterhouseCoopers LLP (1995-
                                                    2000), United States Army (1982-
                                                    1992).


                                                                                    Number of
                                                                                  Portfolios in
                                                                                    Excelsior
                                 Term of                                              Funds
                                Office and                                           Complex        Other
                  Position(s)   Length of                                          Overseen by  Directorships
 Name, Address,  Held with each    Time           Principal Occupation(s)             Board     Held by Board
     Age(1)         Company     Served(2)           During Past 5 Years             Member(3)     Member(4)
 --------------  -------------- ---------- -------------------------------------- ------------- -------------
Timothy D. Barto   Assistant    Since 2001 Employed by SEI Investments since           N/A           N/A
 One Freedom       Treasurer               October 1999. Vice President and
 Valley Drive                              Assistant Secretary of SEI Investments
 Oaks, PA 19456                            since December 1999. Associate at
 Age: 36                                   Dechert, Price & Rhoads (1997-1999).
                                           Associate at Richter, Miller & Finn
                                           (1993-1997).

--------
(1) Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2004, the Excelsior Funds Complex consisted of 32 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5) Mr. James L. Bailey is a board member who is deemed to be an "interested person" of the Excelsior Funds Complex, as that term is defined in the 1940 Act, because he is an Executive Vice President of the Investment Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

                     Federal Tax Information: (Unaudited)

   For the year ended March 31, 2004, the designation of long-term capital gains and percentage of exempt interest dividends paid are approximated as follows:

                                               20%          15%
                                            Long-Term    Long-Term         Exempt
                                           Capital Gain Capital Gain Interest Dividends
                                           ------------ ------------ ------------------
Long-Term Tax-Exempt Fund.................          --           --        100.00%
Intermediate-Term Tax-Exempt Fund.........  $9,182,172   $3,220,466         43.77%
Short-Term Tax-Exempt Securities Fund.....          --           --        100.00%
New York Intermediate-Term Tax-Exempt Fund   2,212,274    3,270,033         43.61%
California Tax-Exempt Income Fund.........          --           --        100.00%

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

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

                                                                   AR-TXEX-0304

[LOGO] Excelsior Funds


                                 MONEY MARKET
                                  PORTFOLIOS

                                 ANNUAL REPORT

                                March 31, 2004

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
      LETTER TO SHAREHOLDERS........................................   1
      STATEMENTS OF ASSETS AND LIABILITIES..........................   2
      STATEMENTS OF OPERATIONS......................................   3
      STATEMENTS OF CHANGES IN NET ASSETS...........................   4
      FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS....   6
      PORTFOLIOS OF INVESTMENTS
         Money Fund.................................................   8
         Government Money Fund......................................   9
         Treasury Money Fund........................................  10
         Tax-Exempt Money Fund......................................  11
         New York Tax-Exempt Money Fund.............................  18
      NOTES TO FINANCIAL STATEMENTS.................................  22
      REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.............  31
      DIRECTORS/TRUSTEES AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX  32
      FEDERAL TAX INFORMATION.......................................  36

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-446-1012, and (ii) on the Excelsior Funds' website.

You should consider the Fund's investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund's prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

      Excelsior Funds
      P.O. Box 8529
      Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

April 2, 2004

Dear Valued Excelsior Shareholder:

The fiscal year ended March 31, 2004 was marked by a continuing market uptrend, which signaled the end of a difficult multi-year downturn that concluded just as the new fiscal year began in the spring of 2003. I am pleased to report that Excelsior's fund managers were ready for the challenge of renewed global growth.

As economic stimulus from Federal Reserve monetary policy and Treasury fiscal policy took hold, the markets rallied strongly, resulting in double-digit advances for traditional market measures such as the Standard & Poor's 500 Index.

I also wish to emphasize that when it comes to safeguarding investors, we take our fiduciary responsibility to our fellow shareholders seriously. Accordingly, we monitor our daily cash flows and work with intermediaries to identify market timers and attempt to prohibit them from investing in our funds. Last November, our Board of Trustees approved enhanced policies to monitor and combat this activity.

The independent trustees have independent counsel who report to them and assist them in protecting shareholders' best interests. All employees of the adviser are required to adhere to a strict Code of Ethics, which prohibits them from utilizing insider information, from engaging in "late trading" or "market timing" of any mutual fund's shares.

From the perspective of fees and expense management, we maintain expense caps on each of our mutual funds. U.S. Trust as adviser reimburses the Funds, when necessary; to ensure that expense caps are not exceeded. Currently, all Excelsior Funds are benchmarked under the Lipper Average for expenses. Additionally, we do not charge front-end sales loads on any of our Funds.

Going forward, we see a more challenging investment environment, with geo-political uncertainty and a domestic focus on the Presidential election, along with a clear shift in Federal Reserve policy that we expect will result in rising interest rates. We expect that U.S. Trust's portfolio managers will continually evaluate their investment decisions, since it is our belief that new investment opportunities will emerge. Acting as disciplined professionals, our portfolio managers can be expected to continue to capitalize on these prospects as they take shape.

As always, we value your confidence in selecting Excelsior to fulfill your investment needs. We maintain a total commitment to providing you with best-in-class investment products and service. We strongly believe that our array of products may help you to meet the full range of your financial objectives.

                                          Sincerely,
                                          /s/  James L. Bailey

                                          James L. Bailey
                                          President

Excelsior Funds
Statements of Assets and Liabilities
March 31, 2004

                                                                                                       New York
                                                           Government     Treasury     Tax-Exempt     Tax-Exempt
                                               Money         Money         Money         Money          Money
                                               Fund           Fund          Fund          Fund           Fund
                                          --------------  ------------  ------------ --------------  ------------
ASSETS:
 Investments, at cost -- see accompanying
  portfolios............................. $1,612,892,307  $545,159,207  $719,759,735 $2,044,631,080  $493,963,223
                                          ==============  ============  ============ ==============  ============
 Investments, at value (excluding
  repurchase agreements) (Note 1)........ $1,548,892,307  $528,159,207  $719,759,735 $2,044,631,080  $493,963,223
 Repurchase agreements, at value
  (Note 1)...............................     64,000,000    17,000,000            --             --            --
 Interest receivable.....................        247,746        87,435        34,426      3,451,054       875,513
 Receivable for fund shares sold.........         84,583           430            51          1,379        90,006
 Due from investment adviser
  (Note 2)...............................         84,189            --            --             --            --
                                          --------------  ------------  ------------ --------------  ------------
  Total Assets...........................  1,613,308,825   545,247,072   719,794,212  2,048,083,513   494,928,742
LIABILITIES:
 Payable for dividends declared..........        732,408       265,752       146,371      1,019,535       168,577
 Payable for fund shares redeemed........        283,074        30,000         1,600         55,860       403,014
 Payable for investments purchased.......             --            --   199,688,014             --     4,006,680
 Investment advisory fees payable
  (Note 2)...............................             --       121,008       133,471        453,529       120,804
 Administration fees payable (Note 2)....        158,086        53,767        49,456        201,597        49,153
 Shareholder servicing fees payable
  (Note 2)...............................        229,375            15            27            520        20,076
 Directors' fees payable (Note 2)........             77           269           229          2,481         1,145
 Due to custodian bank...................             --            --            --      1,489,786         7,134
 Accrued expenses and other payables.....        154,610        54,946        53,495        183,786        53,386
                                          --------------  ------------  ------------ --------------  ------------
  Total Liabilities......................      1,557,630       525,757   200,072,663      3,407,094     4,829,969
                                          --------------  ------------  ------------ --------------  ------------
NET ASSETS............................... $1,611,751,195  $544,721,315  $519,721,549 $2,044,676,419  $490,098,773
                                          ==============  ============  ============ ==============  ============
NET ASSETS consist of:
 Undistributed net investment income..... $           --  $         --  $      2,747 $           56  $         --
 Accumulated net realized (loss) on
  investments............................        (47,687)      (34,615)           --         (1,827)         (908)
 Par value (Note 4)......................      1,611,998       544,823       519,729      2,044,928       490,101
 Paid-in capital in excess of par value..  1,610,186,884   544,211,107   519,199,073  2,042,633,262   489,609,580
                                          --------------  ------------  ------------ --------------  ------------
Total Net Assets......................... $1,611,751,195  $544,721,315  $519,721,549 $2,044,676,419  $490,098,773
                                          ==============  ============  ============ ==============  ============
Net Assets:
 Shares.................................. $1,141,562,354  $544,721,315  $519,721,549 $2,044,676,419  $490,098,773
 Institutional Shares....................    470,188,841            --            --             --            --
Shares of Common Stock Outstanding
 (Note 4):
 Shares..................................  1,141,807,272   544,822,975   519,728,929  2,044,928,039   490,100,591
 Institutional Shares....................    470,191,017            --            --             --            --
NET ASSET VALUE PER SHARE (net
 assets / shares outstanding):
 Shares..................................          $1.00         $1.00         $1.00          $1.00         $1.00
                                                   =====         =====         =====          =====         =====
 Institutional Shares....................          $1.00            --            --             --            --
                                                   =====             =             =              =             =

                      See Notes to Financial Statements.

Excelsior Funds
Statements of Operations
Year Ended March 31, 2004


                                                                                                 New York
                                                          Government   Treasury    Tax-Exempt   Tax-Exempt
                                                Money       Money       Money        Money        Money
                                                Fund         Fund        Fund         Fund         Fund
                                             -----------  ----------  ----------  -----------  -----------
INVESTMENT INCOME:
 Interest income............................ $22,954,795  $6,776,856  $5,246,866  $21,272,107  $ 4,945,789
                                             -----------  ----------  ----------  -----------  -----------
EXPENSES:
 Investment advisory fees (Note 2)..........   5,157,440   1,585,953   1,598,190    5,295,803    2,496,278
 Administration fees (Note 2)...............   3,120,371     958,964     805,641    3,204,676      755,436
 Shareholder servicing fees (Note 2)........   1,155,681          --          --           --           --
 Shareholder servicing fees -- Shares
  (Note 2)..................................   3,309,810     548,093     351,011    2,677,048      220,725
 Shareholder servicing fees -- Institutional
  Shares (Note 2)...........................     132,150          --          --           --           --
 Legal and audit fees.......................     453,237     149,051     124,210      469,254      111,592
 Custodian fees.............................     183,780      60,154      63,022      215,406       58,916
 Transfer agent fees (Note 2)...............     127,856      18,111      30,302       25,483       17,899
 Registration and filing fees...............      51,718      27,902      22,924       30,205       16,300
 Directors' fees and expenses (Note 2)......      32,899      18,932      15,937      110,287       26,300
 Shareholder reports........................      12,156       7,929       7,176       29,752        7,157
 Miscellaneous expenses.....................     104,652      39,641      36,482      143,259       37,079
                                             -----------  ----------  ----------  -----------  -----------
  Total Expenses............................  13,841,750   3,414,730   3,054,895   12,201,173    3,747,682
 Fees waived and reimbursed by:
  Investment adviser (Note 2)...............  (3,813,686)   (310,801)   (187,511)  (1,947,158)  (1,058,879)
  Administrator (Note 2)....................  (1,938,819)   (253,755)   (213,093)    (847,336)    (199,704)
                                             -----------  ----------  ----------  -----------  -----------
  Net Expenses..............................   8,089,245   2,850,174   2,654,291    9,406,679    2,489,099
                                             -----------  ----------  ----------  -----------  -----------
NET INVESTMENT INCOME.......................  14,865,550   3,926,682   2,592,575   11,865,428    2,456,690
                                             -----------  ----------  ----------  -----------  -----------
REALIZED GAIN (LOSS) ON INVESTMENTS
 (Note 1):
 Net realized gain (loss) on security
  transactions..............................     (23,975)     (6,483)      4,011         (780)      18,555
                                             -----------  ----------  ----------  -----------  -----------
 Net increase in net assets resulting from
  operations................................ $14,841,575  $3,920,199  $2,596,586  $11,864,648  $ 2,475,245
                                             ===========  ==========  ==========  ===========  ===========

                      See Notes to Financial Statements.

Excelsior Funds
Statements of Changes in Net Assets

                                                                                                          New York
                                                            Government     Treasury      Tax-Exempt      Tax-Exempt
                                               Money          Money         Money          Money           Money
                                               Fund            Fund          Fund           Fund            Fund
                                          --------------  -------------  ------------  --------------  -------------
Year Ended March 31, 2004
Net investment income.................... $   14,865,550  $   3,926,682  $  2,592,575  $   11,865,428  $   2,456,690
Net realized gain (loss) on security
 transactions............................        (23,975)        (6,483)        4,011            (780)        18,555
                                          --------------  -------------  ------------  --------------  -------------
Net increase in net assets resulting from
 operations..............................     14,841,575      3,920,199     2,596,586      11,864,648      2,475,245
Distributions to shareholders:
 From net investment income
  Shares.................................     (9,962,795)    (3,926,682)   (2,592,576)    (11,865,425)    (2,456,690)
  Institutional Shares...................     (4,902,755)            --            --              --             --
 From net realized gain on
  investments............................             --             --        (4,586)       (311,916)       (31,105)
                                          --------------  -------------  ------------  --------------  -------------
     Total distributions.................    (14,865,550)    (3,926,682)   (2,597,162)    (12,177,341)    (2,487,795)
                                          --------------  -------------  ------------  --------------  -------------
(Decrease) in net assets from fund share
 transactions (Note 4):
  Shares.................................   (646,272,448)   (49,768,352)  (52,275,911)   (236,273,538)   (58,462,779)
  Institutional Shares...................    (77,930,018)            --            --              --             --
                                          --------------  -------------  ------------  --------------  -------------
     Total from fund share
      transactions.......................   (724,202,466)   (49,768,352)  (52,275,911)   (236,273,538)   (58,462,779)
                                          --------------  -------------  ------------  --------------  -------------
Net (decrease) in net assets.............   (724,226,441)   (49,774,835)  (52,276,487)   (236,586,231)   (58,475,329)
NET ASSETS:
 Beginning of year.......................  2,335,977,636    594,496,150   571,998,036   2,281,262,650    548,574,102
                                          --------------  -------------  ------------  --------------  -------------
 End of year (1)......................... $1,611,751,195  $ 544,721,315  $519,721,549  $2,044,676,419  $ 490,098,773
                                          ==============  =============  ============  ==============  =============
--------
(1)Including undistributed net
   investment income.....................             --             --  $      2,747  $           56             --
                                          ==============  =============  ============  ==============  =============
Year Ended March 31, 2003
Net investment income.................... $   32,216,854  $   8,597,692  $  6,332,776  $   23,541,551  $   5,261,693
Net realized gain on security
 transactions............................            900          3,572         3,323         331,711         53,989
                                          --------------  -------------  ------------  --------------  -------------
Net increase in net assets resulting from
 operations..............................     32,217,754      8,601,264     6,336,099      23,873,262      5,315,682
Distributions to shareholders:
 From net investment income
  Shares.................................    (22,588,431)    (8,291,220)   (6,364,693)    (23,466,099)    (5,188,979)
  Institutional Shares...................     (9,382,533)            --            --              --             --
 From net realized gain on
  investments............................             --             --            --         (24,155)       (23,128)
                                          --------------  -------------  ------------  --------------  -------------
     Total distributions.................    (31,970,964)    (8,291,220)   (6,364,693)    (23,490,254)    (5,212,107)
                                          --------------  -------------  ------------  --------------  -------------
Increase (decrease) in net assets from
 fund share transactions (Note 4):
  Shares.................................    (14,462,035)  (201,100,703)  (32,254,682)   (241,575,086)  (147,622,258)
  Institutional Shares...................    238,227,587             --            --              --             --
                                          --------------  -------------  ------------  --------------  -------------
     Total from fund share
      transactions.......................    223,765,552   (201,100,703)  (32,254,682)   (241,575,086)  (147,622,258)
                                          --------------  -------------  ------------  --------------  -------------
Net increase (decrease) in net assets....    224,012,342   (200,790,659)  (32,283,276)   (241,192,078)  (147,518,683)
NET ASSETS:
 Beginning of year.......................  2,111,965,294    795,286,809   604,281,312   2,522,454,728    696,092,785
                                          --------------  -------------  ------------  --------------  -------------
 End of year............................. $2,335,977,636  $ 594,496,150  $571,998,036  $2,281,262,650  $ 548,574,102
                                          ==============  =============  ============  ==============  =============

                      See Notes to Financial Statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds
Financial Highlights -- Selected Per Share Data and Ratios


                                                                            Dividends  Distributions
                      Net Asset Value,    Net      Net Realized  Total From  From Net     From Net
                        Beginning of   Investment  Gain (Loss)   Investment Investment Realized Gain
                            Year         Income   on Investments Operations   Income   on Investments
                      ---------------- ---------- -------------- ---------- ---------- --------------
MONEY FUND
 Shares -- (5/3/85*)
 Year Ended March 31,
 2000................      $1.00        $0.05005           --     $0.05005  $(0.05005)          --
 2001................       1.00         0.05804           --      0.05804   (0.05804)          --
 2002................       1.00         0.02741    $ 0.00010      0.02751   (0.02751)          --
 2003................       1.00         0.01255     (0.00010)     0.01245   (0.01245)          --
 2004................       1.00         0.00662           --      0.00662   (0.00662)          --
GOVERNMENT MONEY FUND -- (5/8/85*)
 Year Ended March 31,
 2000................      $1.00        $0.05004           --     $0.05004  $(0.05004)          --
 2001................       1.00         0.05752           --      0.05752   (0.05752)          --
 2002................       1.00         0.02585    $ 0.00038      0.02623   (0.02623)          --
 2003................       1.00         0.01199     (0.00039)     0.01160   (0.01160)          --
 2004................       1.00         0.00625           --      0.00625   (0.00625)          --
TREASURY MONEY FUND -- (2/13/91*)
 Year Ended March 31,
 2000................      $1.00        $0.04560           --     $0.04560  $(0.04560)          --
 2001................       1.00         0.05339           --      0.05339   (0.05339)          --
 2002................       1.00         0.02451    $(0.00002)     0.02449   (0.02449)          --
 2003................       1.00         0.01085      0.00004      0.01089   (0.01089)          --
 2004................       1.00         0.00484      0.00002      0.00486   (0.00485)   $(0.00001)
TAX-EXEMPT MONEY FUND -- (5/24/85*)
 Year Ended March 31,
 2000................      $1.00        $0.02946    $(0.00001)    $0.02945  $(0.02945)          --
 2001................       1.00         0.03580           --      0.03580   (0.03580)          --
 2002................       1.00         0.01862      0.00013      0.01875   (0.01865)   $(0.00010)
 2003................       1.00         0.00967     (0.00002)     0.00965   (0.00964)    (0.00001)
 2004................       1.00         0.00546      0.00029      0.00575   (0.00560)    (0.00015)
NEW YORK TAX-EXEMPT MONEY FUND -- (8/3/98*)
 Year Ended March 31,
 2000................      $1.00        $0.02809           --     $0.02809  $(0.02809)          --
 2001................       1.00         0.03431           --      0.03431   (0.03431)          --
 2002................       1.00         0.01758    $ 0.00011      0.01769   (0.01769)          --
 2003................       1.00         0.00884     (0.00007)     0.00877   (0.00873)   $(0.00004)
 2004................       1.00         0.00491      0.00006      0.00497   (0.00490)    (0.00007)

* Commencement of Operations
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.


                      See Notes to Financial Statements.


                                                         Ratio of Net      Ratio of Gross      Ratio of Net
                                                      Operating Expenses Operating Expenses     Investment       Fee
    Total     Net Asset Value, Total  Net Assets, End     to Average         to Average         Income to      Waivers
Distributions   End of Year    Return of Year (000's)     Net Assets       Net Assets (1)   Average Net Assets (Note 2)
------------- ---------------- ------ --------------- ------------------ ------------------ ------------------ --------

  $(0.05005)       $1.00        5.08%   $1,467,183           0.47%              0.58%              5.05%       $0.00104
   (0.05804)        1.00        5.96%    1,891,042           0.47%              0.71%              5.84%        0.00238
   (0.02751)        1.00        2.79%    1,802,136           0.44%              0.74%              2.76%        0.00295
   (0.01245)        1.00        1.25%    1,787,852           0.39%              0.43%              1.25%        0.00033
   (0.00662)        1.00        0.66%    1,141,562           0.45%              0.73%              0.67%        0.00279

  $(0.05004)       $1.00        5.08%   $  772,690           0.47%              0.50%              5.01%       $0.00035
   (0.05752)        1.00        5.91%    1,427,560           0.46%              0.48%              5.76%        0.00029
   (0.02623)        1.00        2.65%      795,287           0.43%              0.49%              2.72%        0.00063
   (0.01160)        1.00        1.17%      594,496           0.39%              0.47%              1.21%        0.00082
   (0.00625)        1.00        0.63%      544,721           0.45%              0.54%              0.62%        0.00089

  $(0.04560)       $1.00        4.62%   $  525,394           0.51%              0.53%              4.58%       $0.00021
   (0.05339)        1.00        5.47%      615,926           0.50%              0.55%              5.35%        0.00046
   (0.02449)        1.00        2.48%      604,281           0.48%              0.54%              2.42%        0.00062
   (0.01089)        1.00        1.09%      571,998           0.45%              0.53%              1.08%        0.00075
   (0.00486)        1.00        0.49%      519,722           0.50%              0.57%              0.49%        0.00075

  $(0.02945)       $1.00        2.96%   $2,051,108           0.46%              0.52%              2.97%       $0.00066
   (0.03580)        1.00        3.64%    2,617,329           0.45%              0.53%              3.59%        0.00075
   (0.01875)        1.00        1.89%    2,522,455           0.44%              0.58%              1.85%        0.00136
   (0.00965)        1.00        0.97%    2,281,263           0.39%              0.54%              0.97%        0.00158
   (0.00575)        1.00        0.58%    2,044,676           0.44%              0.58%              0.56%        0.00132

  $(0.02809)       $1.00        2.82%   $  421,393           0.54%              0.71%              2.84%       $0.00174
   (0.03431)        1.00        3.49%      682,445           0.51%              0.72%              3.43%        0.00214
   (0.01769)        1.00        1.78%      696,093           0.48%              0.71%              1.76%        0.00228
   (0.00877)        1.00        0.88%      548,574           0.44%              0.49%              0.89%        0.00043
   (0.00497)        1.00        0.50%      490,099           0.50%              0.75%              0.49%        0.00253


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Money Fund


 Principal                                             Value
  Amount                                     Rate     (Note 1)
-----------                                 -----  --------------
CERTIFICATES OF DEPOSIT -- 18.30%
$75,000,000 Bank National of Paris,
             06/11/04...................... 1.030% $   75,000,000
 70,000,000 CIBC, 06/08/04................. 1.040      70,001,261
 75,000,000 Toronto Dominion,
             06/17/04...................... 1.035      75,000,781
 75,000,000 Wells Fargo Co., 04/13/04...... 1.020      75,000,000
                                                   --------------
            TOTAL CERTIFICATES OF
             DEPOSIT
             (Cost $295,002,042)...........           295,002,042
                                                   --------------
COMMERCIAL PAPER -- 54.24%
            American Express Credit
             Corp., Discount Note,
 50,000,000  04/07/04...................... 1.080      49,991,000
 25,000,000  04/20/04...................... 1.080      24,985,750
            Bank of America Corp.,
             Discount Note,
 35,000,000  04/05/04...................... 1.060      34,995,878
 50,000,000  04/07/04...................... 1.100      49,990,833
            CIT Group Inc., Discount
             Note,
 20,000,000  05/24/04...................... 1.030      19,969,672
 30,000,000  06/14/04...................... 1.050      29,935,250
 75,000,000 Citicorp, Discount Note,
             06/16/04...................... 1.025      74,837,708
 70,000,000 Falcon Asset Securities Corp.,
             Discount Note, 04/20/04....... 1.030      69,961,947
 75,000,000 General Electric Capital Corp.,
             Discount Note, 04/08/04....... 1.110      74,983,813
 50,000,000 *Goldman Sachs, 11/09/04....... 1.080      50,000,000
 50,000,000 HBOS Treasury Services, plc,
             Discount Note, 04/07/04....... 1.110      49,990,750
 50,000,000 Household Finance Corp.,
             Discount Note, 05/06/04....... 1.050      49,948,958
 30,000,000 International Lease Finance
             Corp., Discount Note,
             04/26/04...................... 1.020      29,978,750
 40,000,000 Mortgage Interest Networking
             Trust, Discount Note,
             05/24/04...................... 1.030      39,939,345
 75,000,000 New Center Asset Trust,
             Discount Note, 06/16/04....... 1.030      74,836,917
 75,000,000 Preferred Receivable Funding,
             Discount Note, 04/19/04....... 1.030      74,961,375
 75,000,000 Receivables Capital, Discount
             Note, 04/19/04................ 1.020      74,961,750
                                                   --------------
            TOTAL COMMERCIAL
             PAPER
             (Cost $874,269,696)...........           874,269,696
                                                   --------------

 Principal                                           Value
  Amount                                   Rate     (Note 1)
------------                              -----  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 23.55%
$100,000,000 Federal Home Loan Bank,
              Discount Note, 04/28/04.... 0.995% $   99,925,375
  60,000,000 Federal Home Loan
              Mortgage Corporation,
              Discount Note, 04/14/04.... 0.990      59,978,550
             Federal National Mortgage
              Association, Discount Note,
  45,000,000  06/02/04................... 1.085      44,915,912
 100,000,000  07/28/04................... 1.020      99,665,667
  75,000,000 Student Loan Marketing
              Association, Discount Note,
              04/01/04................... 0.970      75,000,000
                                                 --------------
             TOTAL U.S. GOVERNMENT &
              AGENCY OBLIGATIONS
              (Cost $379,485,504)                   379,485,504
                                                 --------------

  Shares
------------
OTHER SHORT-TERM INVESTMENT -- 0.01%
     135,065 @Dreyfus Government Cash
              Management Fund
              (Cost $135,065)............               135,065
                                                 --------------

 Principal
  Amount
------------
REPURCHASE AGREEMENT -- 3.97%
 $64,000,000 Morgan Stanley Dean Witter,
              1.05%, dated 03/31/04,
              due 04/01/04, to be
              repurchased at $64,001,867
              (collateralized by a U.S.
              Government Agency
              Obligation, total market
              value $65,280,727)
              (Cost $64,000,000).........            64,000,000
                                                 --------------

TOTAL INVESTMENTS (Cost $1,612,892,307)........... 100.07% $1,612,892,307
OTHER ASSETS & LIABILITIES (NET)..................  (0.07)     (1,141,112)
                                                   ------  --------------
NET ASSETS........................................ 100.00% $1,611,751,195
                                                   ======  ==============

--------
Discount Note--The rate reported is the discount rate at the time of purchase.
* Variable rate security--The rate disclosed is as of March 31, 2004. plc--public limited company
@ Registered Investment Company

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Government Money Fund

 Principal                                                                 Value
  Amount                                                         Rate     (Note 1)
------------                                                    -----  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 96.87%
$125,000,000 *Federal Farm Credit Bank, 04/07/04............... 0.975% $  124,999,377
 100,000,000 Federal Home Loan Bank, Discount Note, 04/28/04... 0.995      99,925,375
             Federal Home Loan Mortgage Corporation, Discount
              Note,
  48,000,000  04/02/04......................................... 0.980      47,998,693
  70,000,000  04/05/04......................................... 0.980      69,992,378
 100,000,000 Federal National Mortgage Association, Discount
              Note, 06/30/04................................... 1.010      99,747,500
  85,000,000 Student Loan Marketing Association, Discount
              Note, 04/01/04................................... 0.970      85,000,000
                                                                       --------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost
              $527,663,323)...........................................    527,663,323
                                                                       --------------

  Shares
------------
OTHER SHORT-TERM INVESTMENT -- 0.09%
     495,884 @Dreyfus Treasury Prime Cash Management Fund (Cost
              $495,884)...............................................        495,884
                                                                       --------------

 Principal                                                                 Value
  Amount                                                                  (Note 1)
-----------                                                            --------------
REPURCHASE AGREEMENT -- 3.12%
 $17,000,000 Morgan Stanley Dean Witter, 1.05%, dated 03/31/04, due
              04/01/04, to be repurchased at $17,000,496
              (collateralized by U.S. Government Agency Obligations,
              total market value $17,611,644) (Cost $17,000,000)...... $   17,000,000
                                                                       --------------

TOTAL INVESTMENTS (Cost $545,159,207)......................... 100.08% $  545,159,207
OTHER ASSETS & LIABILITIES (NET)..............................  (0.08)       (437,892)
                                                               ------  --------------
NET ASSETS.................................................... 100.00% $  544,721,315
                                                               ======  ==============

--------
* Variable rate security--The rate disclosed is as of March 31, 2004.
Discount Note--The rate reported is the discount rate at the time of purchase. @ Registered Investment Company

                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments -- March 31, 2004
Treasury Money Fund

 Principal                                                                Value
  Amount                                                         Rate    (Note 1)
------------                                                    -----  -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 137.97%
$ 40,000,000 *Federal Farm Credit Bank, 04/07/04............... 0.975% $  39,999,800
             Federal Home Loan Bank, Discount Note,
   7,500,000  04/01/04......................................... 0.910      7,500,000
  50,000,000  04/14/04......................................... 0.970     49,982,486

  30,000,000 **United States Treasury Bills, 04/01/04.......... 0.915     30,000,000
  50,000,000  04/01/04......................................... 0.910     50,000,000
 200,000,000  04/01/04......................................... 0.902    200,000,000
  20,000,000  04/15/04......................................... 0.916     19,992,884
  20,000,000  04/15/04......................................... 0.911     19,992,922
 100,000,000  04/29/04......................................... 0.941     99,926,889
 100,000,000  05/06/04......................................... 0.907     99,912,014
 100,000,000  07/01/04......................................... 0.947     99,761,125
                                                                       -------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost
              $717,068,120)...........................................   717,068,120
                                                                       -------------

                                                                         Value
 Shares                                                                 (Note 1)
---------                                                            -------------
OTHER SHORT-TERM INVESTMENT -- 0.52%
2,691,615 @Dreyfus Treasury Prime Cash Management
            Fund (Cost $2,691,615)..........................         $   2,691,615
                                                                     -------------
TOTAL INVESTMENTS
 (Cost $719,759,735)........................................ 138.49% $ 719,759,735
OTHER ASSETS & LIABILITIES (NET)............................ (38.49)  (200,038,186)
                                                             ------  -------------
NET ASSETS.................................................. 100.00% $ 519,721,549
                                                             ======  =============

--------
* Variable rate security--The rate disclosed is as of March 31, 2004.
Discount Note--The rate reported is the discount rate at the time of purchase. **The rate shown is the effective yield at the time of purchase.
@ Registered Investment Company

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Tax-Exempt Money Fund

 Principal                                                         Value
  Amount                                                          (Note 1)
-----------                                                    --------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES -- 85.31%
$11,000,000 #Alaska State, Housing Finance Authority, State
              Capital Project, Revenue Bonds, Series C,
              (MBIA), 1.020%, 07/01/22........................ $   11,000,000
 20,000,000 Ann Arundel County, Maryland, Commercial
             Paper, 0.930%, 04/21/04..........................     20,000,000
 63,525,000 Burke County, Georgia, Commercial Paper, 0.950%,
             05/11/04.........................................     63,525,000
  4,800,000 #Carbon County, Wyoming, Pollution Control, Amoco
              Project, Revenue Bonds, 1.050%, 11/01/14........      4,800,000
 44,430,000 #Charlotte, North Carolina, Water & Sewer System,
              Revenue Bonds, Series B, 1.020%, 07/01/27.......     44,430,000
 12,200,000 #Chicago, Illinois, Board of Education, General
              Obligation Bonds, Series D, (FSA), 1.020%,
              03/01/32........................................     12,200,000
 40,530,000 #Chicago, Illinois, Metropolitan Water
             Reclamation District Project, Capital
             Improvement, General Obligation Bonds, Series
             E, 1.030%, 12/01/22..............................     40,530,000
 53,800,000 #Chicago, Illinois, Metropolitan Water
              Reclamation District Project, General
              Obligation Bonds, Series A, 1.000%, 12/01/31....     53,800,000
 20,540,000 #Chicago, Illinois, Sales Tax, Revenue Bonds,
              (FGIC), 1.050%, 01/01/34........................     20,540,000
 13,925,000 #Connecticut State, Health & Educational
              Facilities Board, Yale University, Revenue
              Bonds, Series X-3, 1.070%, 07/01/37.............     13,925,000

 Principal                                                         Value
  Amount                                                          (Note 1)
-----------                                                    --------------
TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (continued)
$37,395,000 #Dade County, Florida, Water & Sewer System,
              Revenue Bonds, (FGIC), 1.000%, 10/05/22......... $   37,395,000
  7,510,000 #Dallas, Texas, General Obligation Bonds, 1.070%,
              02/15/15........................................      7,510,000
 10,000,000 #Detroit, Michigan, Sewage Disposal, Revenue
              Bonds, Series A, (MBIA), 1.030%, 07/01/23.......     10,000,000
 39,170,000 #Detroit, Michigan, Sewage Disposal, Revenue
              Bonds, Series C-1, (FSA), 1.020%, 07/01/27......     39,170,000
 51,805,000 #Detroit, Michigan, Sewage Disposal, Revenue
              Bonds, Series C-2, (FGIC), 1.020%, 07/01/29.....     51,805,000
 23,900,000 #District of Columbia, General Obligation
              Bonds, Series D, (FGIC), 1.050%, 06/01/29.......     23,900,000
  5,705,000 Florence County, South Carolina, School District,
             Bond Anticipation Notes, 1.250%, 09/01/04........      5,710,886
 13,665,000 #Florida State, Board of Education, General
              Obligation Bonds, Series 374, 1.070%, 06/01/22..     13,665,000
  6,600,000 #Florida State, General Obligation Bonds, Class
              A, 1.080%, 07/01/33.............................      6,600,000
  9,265,000 #Frisco, Texas, Munitops Certificates Trust,
              General Obligation Bonds, 1.120%, 08/15/11......      9,265,000
  6,350,000 #Gwinnett County, Georgia, Development Authority,
              Civic & Cultural Project, Revenue
              Bonds, 1.000%, 09/01/31.........................      6,350,000

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Tax-Exempt Money Fund -- (continued)

 Principal                                                         Value
  Amount                                                          (Note 1)
-----------                                                    --------------
TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (continued)
$10,420,000 #Hawaii State, Munitops Certificates Trust,
              General Obligation Bonds, (FSA), 1.080%,
              07/01/10........................................ $   10,420,000
 10,000,000 #Hockley County, Texas, Industrial Development
              Authority, Amoco Project -- Standard Oil
              Company, Revenue Bonds, 0.900%, 03/01/14........      9,996,000
 23,000,000 Intermountain Power Agency, Utah, Commercial
             Paper, Series B, 0.950%, 05/07/04................     23,000,000
 25,000,000 Intermountain Power Agency, Utah, Commercial
             Paper, Series B-5, 1.030%, 04/07/04..............     25,000,000
            #Intermountain Power Agency, Utah, Revenue
              Bonds, Series F, (AMBAC),.......................
  9,925,000  0.920%, 07/01/15.................................      9,925,000
 20,685,000  1.050%, 07/01/18.................................     20,685,000
 30,000,000 Jacksonville, Florida, Commercial Paper, Series
             2001-C, 1.050%, 10/04/04.........................     30,000,000
 30,000,000 Jacksonville, Florida, Commercial Paper, Series
             A, 0.920%, 04/08/04..............................     30,000,000
 10,000,000 Jacksonville, Florida, Commercial Paper, Series
             C-1, 0.970%, 05/14/04............................     10,000,000
  8,505,000 #Jacksonville, Florida, Water & Sewer System,
              Revenue Bonds, Series N-8, 1.130%, 10/01/23.....      8,505,000
  8,955,000 #Judson, Texas, Munitops Certificates Trust,
              General Obligation Bonds, 1.120%, 02/01/11......      8,955,000
 27,105,000 #Kansas State, Department of Highway
              Transportation, Revenue Bonds, Series B-3,
              1.000%, 09/01/19................................     27,105,000

 Principal                                                         Value
  Amount                                                          (Note 1)
-----------                                                    --------------
TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (continued)
$13,410,000 #Kansas State, Department of Highway
              Transportation, Revenue Bonds, Series C-1,
              1.020%, 09/01/19................................ $   13,410,000
 23,400,000 #Kansas State, Department of Highway
              Transportation, Revenue Bonds, Series C-2,
              1.020%, 09/01/19................................     23,400,000
 20,000,000 King County, Washington, Sewer Authority, Revenue
             Bonds, Series A, 1.000%, 07/22/04................     20,000,000
  5,950,000 #Lincoln County, Wyoming, Pollution Control,
              Amoco Project, Revenue Bonds, 1.050%, 10/01/12..      5,950,000
 17,300,000 #Mecklenburg County,
              North Carolina, General Obligation Bonds,
              Series 1996B, 0.980%, 03/01/15..................     17,300,000
 23,600,000 #Mecklenburg County, North
              Carolina, General Obligation Bonds, Series
              1996C, 0.980%, 03/01/14.........................     23,600,000
            Metropolitan Government Nashville & Davidson
             County, Commercial Paper,
  8,300,000  1.100%, 05/05/04.................................      8,300,000
  5,000,000  0.980%, 09/10/04.................................      5,000,000
 40,000,000 #Metropolitan Government
              Nashville & Davidson County, Health &
              Educational Facilities Board, Revenue Bonds,
              Series A, 1.000%, 10/01/30......................     40,000,000
 15,800,000 Michigan State, Commercial Paper, 1.100%, 05/11/04     15,800,000
 50,000,000 Michigan State, General Obligation Bonds, Series
             A, 2.000%, 09/30/04..............................     50,252,820
 18,365,000 #Michigan State, Municipal Board Authority,
              Revenue Bonds, Series 718, 1.070%, 10/01/20.....     18,365,000

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Tax-Exempt Money Fund -- (continued)

 Principal                                                         Value
  Amount                                                          (Note 1)
-----------                                                    --------------
TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (continued)
$10,000,000 #Michigan State, Technological University,
              Revenue Bonds, Series A, (AMBAC), 1.030%,
              10/01/18........................................ $   10,000,000
 11,600,000 #Minneapolis, Minnesota, General Obligation
              Bonds, 0.870%, 12/01/32.........................     11,600,000
 15,000,000 #New Hampshire State, Health & Educational
              Facilities Board, Dartmouth College, Revenue
              Bonds, 0.980%, 06/01/23.........................     15,000,000
  4,595,000 #New Jersey State, Transportation Trust Fund
              Authority, Revenue Bonds, Series 224, 1.020%,
              06/15/16........................................      4,595,000
 36,400,000 New York City, New York, Revenue
             Anticipation Notes, Series A, 2.000%, 04/15/04...     36,414,398
  6,800,000 New York State, Thruway Authority, General
             Revenue Bond Anticipation Notes, Commercial
             Paper, 0.950%, 10/12/04..........................      6,800,000
 20,000,000 #Ohio State, Higher Educational Facilities
              Authority, Case Western, Revenue Bonds, 1.000%,
              10/01/31........................................     20,000,000
 27,100,000 #Ohio State, Infrastructure Import, General
              Obligation Bonds, Series B, 1.020%, 08/01/21....     27,100,000
 45,000,000 #Ohio State, Infrastructure Improvement Bonds,
              General Obligation Bonds, Series D, 1.000%,
              02/01/19........................................     45,000,000
 22,445,000 #Oklahoma State, Water Resource Board, Revenue
              Bonds, 1.020%, 09/01/32.........................     22,445,000

 Principal                                                         Value
  Amount                                                          (Note 1)
-----------                                                    --------------
TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (continued)
            Omaha, Nebraska, Commercial Paper,
$30,000,000  0.970%, 07/14/04................................. $   30,000,000
 20,000,000  1.000%, 08/12/04.................................     20,000,000
 56,800,000 #Orlando, Florida, Utilities Commission Water &
              Electric, Revenue Bonds, Series A, 1.030%,
              10/01/17........................................     56,800,000
 40,640,000 #Pennsylvania State University, Revenue Bonds,
              Series A, 1.020%, 04/01/31......................     40,640,000
 35,000,000 #Pennsylvania State, Turnpike Commission,
              Revenue Bonds, Series A-2, 1.030%, 12/01/30.....     35,000,000
  3,905,000 #Phoenix, Arizona, Civic Improvement,
              Revenue Bonds, Class A, 1.080%, 07/01/17........      3,905,000
  1,500,000 #Port Authority of New York & New Jersey,
              Versatile Structure Obligations, Revenue Bonds,
              Series 3, 1.110%, 06/01/20......................      1,500,000
  3,875,000 #Round Rock, Texas, Independent School District,
              General Obligation Bonds, Series 578, 1.070%,
              08/01/20........................................      3,875,000
 50,000,000 Salt River, Arizona, Commercial Paper, Series
             B, 0.950%, 08/10/04..............................     50,000,000
            San Antonio, Texas, Commercial Paper,
  8,000,000  0.950%, 05/10/04.................................      8,000,000
 11,000,000  1.000%, 06/10/04.................................     11,000,000
 15,000,000 San Antonio, Texas, Gas & Electric Authority,
             Commercial Paper, Series A, 0.950%, 04/06/04.....     15,000,000

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Tax-Exempt Money Fund -- (continued)

 Principal                                                         Value
  Amount                                                          (Note 1)
-----------                                                    --------------
TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (continued)
$26,560,000 #Snohomish County, Washington, Public Utilities
              Authority, District No. 1 Generation System,
              Revenue Bonds, (MBIA), 1.000%, 01/01/25......... $   26,560,000
 27,600,000 #Snohomish County, Washington, Public Utilities
              Authority, District No. 1 Generation System,
              Revenue Bonds, Series A-1, (FSA), 1.030%,
              12/01/19........................................     27,600,000
 39,000,000 St. James Parish, Louisiana, Texaco, Commercial
             Paper, Series B, 1.080%, 06/10/04................     39,000,000
            #Texas State, Munitops Certificates Trust,
              General Obligation Bonds,.......................
 15,640,000  1.080%, 02/15/11.................................     15,640,000
 11,800,000  1.070%, 02/15/11.................................     11,800,000
 19,000,000 Texas State, Tax & Revenue Anticipation
             Notes, 2.000%, 08/31/04..........................     19,074,929
 14,800,000 #University of Delaware, Revenue Bonds, 1.030%,
              11/01/23........................................     14,800,000
 10,480,000 #University of Michigan, Board of Regents,
              Revenue Bonds, 1.000%, 04/01/32.................     10,480,000
 18,160,000 #University of Minnesota, Board of Regents,
              Revenue Bonds, Series A, 1.060%, 01/01/34.......     18,160,000
 12,400,000 #University of Pittsburgh, Commonwealth of Higher
              Education, University Capital Project,
              Revenue Bonds, Series A, 1.000%, 09/15/29.......     12,400,000
  3,300,000 #University of Virginia, Revenue Bonds, Series
              A, 1.080%, 06/01/33.............................      3,300,000

 Principal                                                         Value
  Amount                                                          (Note 1)
-----------                                                    --------------
TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (continued)
$ 4,450,000 #Valdez, Alaska, Marine Terminal, BP Pipelines
              Project, Revenue Bonds, Series B, 1.120%,
              07/01/37........................................ $    4,450,000
 18,130,000 #Washington State, Public Power Supply System,
              Revenue Bonds, Series 2A-1, (MBIA), 1.000%,
              07/01/12........................................     18,130,000
  4,420,000 #Whiting, Indiana, Pollution Control, Amoco
              Project, Revenue Bonds, 1.000%, 08/15/04........      4,412,353
 14,200,000 #Wilmington, North Carolina, General Obligation
              Bonds, 1.040%, 06/01/15.........................     14,200,000
 13,980,000 #Winston-Salem, North Carolina, Water & Sewer
              Systems Authority, Revenue Bonds, Series
              C, 1.050%, 06/01/28.............................     13,980,000
 30,020,000 Wisconsin State, Transportation Authority,
             Commercial Paper, 0.940%, 04/27/04...............     30,020,000
 34,500,000 Wisconsin State, Transportation Authority,
             Commercial Paper, Series 97A, 0.950%, 04/08/04...     34,500,000
                                                               --------------
            TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost
             $1,744,271,386)..................................  1,744,271,386
                                                               --------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES --
 BACKED BY LETTERS OF CREDIT -- 14.48%
            BANK OF AMERICA
            ---------------
 22,000,000 #Des Moines, Iowa, Hospital Facilities Authority,
              Methodist Medical Center Project, Revenue
              Bonds, 1.050%, 08/01/15.........................     22,000,000

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Tax-Exempt Money Fund -- (continued)

 Principal                                                         Value
  Amount                                                          (Note 1)
-----------                                                    --------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES --
 BACKED BY LETTERS OF CREDIT -- (continued)
            BANK OF AMERICA -- (continued)
            ------------------------------
$15,000,000 #District of Columbia, Phillips College Issue,
              General Obligation Bonds, 1.050%, 08/01/33...... $   15,000,000
 20,000,000 #Washington State, Public Power, Revenue Bonds,
              Series A1-2, 1.010%, 07/01/17...................     20,000,000
            BANK OF NEW YORK
            ----------------
 30,000,000 Michigan State, Building Authority, Commercial
             Paper, Series B4, 0.980%, 06/10/04...............     30,000,000
            BANK ONE N.A.
            -------------
  6,850,000 #Chicago, Illinois, Water Authority, Revenue
              Bonds, 1.000%, 11/01/30.........................      6,850,000
            BANK ONE N.A.-75% / NORTHERN TRUST COMPANY-25%
            ----------------------------------------------
  9,000,000 #Illinois State, Development Financial Authority,
              Museum of Contemporary Art Project, 1.080%,
              02/01/29........................................      9,000,000
            BAYERISCHE LANDESBANK
            ---------------------
  4,200,000 #Baltimore, Maryland, Industrial Development
              Authority, Capital Acquisition Project, Revenue
              Bonds, 1.050%, 08/01/16.........................      4,200,000
 10,000,000 #Tri-County, Oregon, Metropolitan Transportation
              District, Interstate
              Max Project, Revenue Bonds, Series A, 1.020%,
              12/01/21........................................     10,000,000
            BAYERISCHE LANDESBANK-80% / LANDESBANK BADEN-WUERTTEMBERG-20%
            -------------------------------------------------------------
 19,334,000 #Long Island Power Authority, New York,
              Electrical Systems, Revenue Bonds, Series
              1A, 1.050%, 05/01/33............................     19,334,000

 Principal                                                         Value
  Amount                                                          (Note 1)
-----------                                                    --------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES --
 BACKED BY LETTERS OF CREDIT -- (continued)
            BNP PARIBAS
            -----------
$29,900,000 #Baltimore, Maryland, Port Facilities
              Authority, Revenue Bonds, 1.000%, 10/14/11...... $   29,900,000
            FIRST UNION NATIONAL BANK
            -------------------------
 16,200,000 #Virginia State, Capital Region Airport Community
              Authority, Revenue Bonds, Series B, 1.050%,
              06/01/29........................................     16,200,000
            LANDESBANK HESSEN
            -----------------
 17,600,000 #King County, Washington, Water & Sewage, Revenue
              Bonds, Series A, 1.000%, 01/01/32...............     17,600,000
 13,000,000 #Northampton County, Pennsylvania, Higher
              Education Authority, Lafayette College Project,
              Revenue Bonds, Series A, 1.020%, 11/01/28.......     13,000,000
  9,635,000 #Texas State, Southwest Higher Education
              Authority, Southern Methodist University,
              Revenue Bonds, 1.120%, 07/01/15.................      9,635,000
            MORGAN GUARANTY TRUST
            ---------------------
  7,000,000 #Kenton County, Kentucky, Industrial Building
              Authority, Redken Labs Incorporated Project,
              Revenue Bonds, 1.000%, 12/01/14.................      7,000,000
            NORTHERN TRUST COMPANY
            ----------------------
 14,800,000 #Illinois State, Health Facilities Authority,
              Ingalls Memorial Hospital Project, Revenue
              Bonds, Series 85-B, 1.030%, 01/01/16............     14,800,000
 11,600,000 #Illinois State, Health Facilities Authority,
              Ingalls Memorial Hospital Project, Revenue
              Bonds, Series C, 1.030%, 01/01/16...............     11,600,000

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Tax-Exempt Money Fund -- (continued)

 Principal                                                         Value
  Amount                                                          (Note 1)
-----------                                                    --------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES --
 BACKED BY LETTERS OF CREDIT -- (continued)
            STATE STREET BANK & TRUST
            -------------------------
$25,000,000 #Maryland State, Transportation Authority,
              Baltimore/ Washington Airport, Revenue Bonds,
              Series A, 1.020%, 07/01/13...................... $   25,000,000
            WESTDEUTSCHE LANDESBANK
            -----------------------
 15,000,000 #Cleveland, Ohio, Waterworks Revenue Authority,
              Revenue Bonds, Series L, (FGIC), 1.000%,
              01/01/33........................................     15,000,000
                                                               --------------
            TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES --
             BACKED BY LETTERS OF CREDIT (Cost $296,119,000)..    296,119,000
                                                               --------------
  Shares
-----------
OTHER SHORT-TERM INVESTMENTS -- 0.21%
  3,781,927 @BlackRock Muni Fund..............................      3,781,927
    458,767 @Dreyfus Tax Exempt Fund..........................        458,767
                                                               --------------
            TOTAL OTHER SHORT- TERM INVESTMENTS (Cost
             $4,240,694)......................................      4,240,694
                                                               --------------

TOTAL INVESTMENTS (Cost $2,044,631,080)........... 100.00% $2,044,631,080
OTHER ASSETS & LIABILITIES (NET)..................   0.00          45,339
                                                   ------  --------------
NET ASSETS........................................ 100.00% $2,044,676,419
                                                   ======  ==============

--------
# Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate disclosed is as of March 31, 2004.
MBIA -- Municipal Bond Insurance Assoc.
FSA -- Financial Security Assurance
FGIC -- Financial Guaranty Insurance Corp.
AMBAC -- American Municipal Bond Assurance Corp.
@ Registered Investment Company

Note:
These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately, 14% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.


                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
Tax-Exempt Money Fund -- (continued)

                                    % of
State Diversification            Net Assets     Value
---------------------            ---------- --------------
Michigan........................    11.54%  $  235,872,820
Florida.........................     9.44      192,965,000
Illinois........................     8.28      169,320,000
Washington......................     6.35      129,890,000
Texas...........................     6.35      129,750,929
North Carolina..................     5.55      113,510,000
Ohio............................     5.24      107,100,000
Pennsylvania....................     4.94      101,040,000
Maryland........................     3.87       79,100,000
Utah............................     3.84       78,610,000
Georgia.........................     3.42       69,875,000
Wisconsin.......................     3.15       64,520,000
New York........................     3.13       64,048,398
Kansas..........................     3.12       63,915,000
Arizona.........................     2.64       53,905,000
Tennessee.......................     2.61       53,300,000
Nebraska........................     2.44       50,000,000
Louisiana.......................     1.91       39,000,000
District of Columbia............     1.90       38,900,000
Minnesota.......................     1.46       29,760,000
Oklahoma........................     1.10       22,445,000
Iowa............................     1.08       22,000,000
Virginia........................     0.95       19,500,000
Alaska..........................     0.76       15,450,000
New Hampshire...................     0.73       15,000,000
Delaware........................     0.72       14,800,000
Connecticut.....................     0.68       13,925,000
Wyoming.........................     0.53       10,750,000
Hawaii..........................     0.51       10,420,000
Oregon..........................     0.49       10,000,000
Kentucky........................     0.34        7,000,000
South Carolina..................     0.28        5,710,886
New Jersey......................     0.22        4,595,000
Indiana.........................     0.22        4,412,353
Registered Investment Companies.     0.21        4,240,694
                                   ------   --------------
Total Investments...............   100.00%  $2,044,631,080
Other Assets & Liabilities (Net)     0.00           45,339
                                   ------   --------------
Net Assets......................   100.00%  $2,044,676,419
                                   ======   ==============

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
New York Tax-Exempt Money Fund

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES -- 83.41%
$ 3,095,000 #Babylon, New York, General Obligation Bonds,
              (AMBAC), 0.990%, 09/01/17....................... $  3,095,000
  4,500,000 Carmel, New York, Central School District, Bond
             Anticipation Notes, 1.750%, 04/30/04.............    4,502,308
  9,100,000 #Erie County, New York, Water Authority, Revenue
              Bonds, Series A, (AMBAC), 0.990%, 12/01/16......    9,100,000
 10,000,000 Harborfields Centennial School District, New
             York, Bond Anticipation Notes, 1.250%, 11/04/04..   10,017,537
 15,000,000 Long Island Power Authority, New York, Commercial
             Paper, 0.950%, 08/09/04..........................   15,000,000
 17,870,000 #Nassau County, New York, Financial Authority,
              Sales Tax, Revenue Bonds, Series B, (FSA),
              1.030%, 11/15/22................................   17,870,000
  2,000,000 Nassau County, New York, Tax Anticipation Notes,
             Series A, 2.000%, 04/15/04.......................    2,000,725
  1,500,000 Nassau County, New York, Tax Anticipation Notes,
             Series B, 2.000%, 10/15/04.......................    1,506,793
  5,300,000 New York City, New York, Mass Transit
             Authority, Commercial Paper, 1.000%, 10/14/04....    5,300,000
 17,500,000 #New York City, New York, Multi- Family Housing
              Development Corporation Authority, Parkgate
              Development Project, Series A, (FNMA), 0.960%,
              10/15/28........................................   17,500,000
  7,500,000 #New York City, New York, Municipal Water
              Financing Authority, Revenue Bonds, Sub-Series
              C-2, 1.000%, 06/15/18...........................    7,500,000
 15,000,000 New York City, New York, Tax Anticipation
             Notes, 2.000%, 04/15/04..........................   15,006,104

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT CASH EQUIVALENT
 SECURITIES --(continued)
$12,810,000 #New York City, New York, Transitional Finance
              Authority, Revenue Bonds, (MBIA), 1.050%,
              05/01/15........................................ $ 12,810,000
 10,870,000 #New York City, New York, Transitional Finance
              Authority, Revenue Bonds, Class A, 1.050%,
              02/01/31........................................   10,870,000
 11,245,000 #New York City, New York, Transitional Finance
              Authority, Revenue Bonds, Series 283, 1.070%,
              11/15/18........................................   11,245,000
  4,995,000 #New York City, New York, Transitional Finance
              Authority, Revenue Bonds, Series 307,
              (AMBAC), 1.030%, 08/01/19.......................    4,995,000
  1,425,000 #New York City, New York, Transitional Finance
              Authority, Revenue Bonds, Series A-2, 1.050%,
              11/15/27........................................    1,425,000
    105,000 #New York City, New York, Trust for Cultural
              Resources, American Museum of Natural History,
              Revenue Bonds, Series A, 0.990%, 04/01/21.......      105,000
 10,000,000 New York State, Dormitory Authority, Columbia
             University, Commercial Paper, 0.950%, 04/08/04...   10,000,000
 15,000,000 New York State, Dormitory Authority, Cornell
             University, Commercial Paper, 0.930%, 05/24/04...   15,000,000
  2,500,000 #New York State, Dormitory Authority, Cornell
              University, Revenue Bonds, Series B, 0.980%,
              07/01/30........................................    2,500,000
  5,000,000 #New York State, Dormitory Authority, Mental
              Health Facilities, Revenue Bonds,
              (FSA), 1.000%, 02/15/21.........................    5,000,000

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
New York Tax-Exempt Money Fund -- (continued)

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT CASH EQUIVALENT
 SECURITIES --(continued)
$15,720,000 #New York State, Dormitory Authority, Public
              Library Project, Revenue Bonds, Series A,
              (MBIA), 1.030%, 07/01/28........................ $ 15,720,000
  2,000,000 New York State, Environmental Facilities
             Authority, Commercial Paper, Series
             97-A, 1.000%, 07/22/04...........................    2,000,000
  8,966,000 #New York State, Environmental Facilities
              Authority, Revenue Bonds, Series 731, 1.050%,
              06/15/22........................................    8,966,000
  9,800,000 #New York State, Environmental Facilities
              Authority, Revenue Bonds, Series A, 1.050%,
              06/15/33........................................    9,800,000
  5,500,000 New York State, Environmental Facilities Corp.,
             Solid Waste Disposal, Commercial Paper, 0.950%,
             07/08/04.........................................    5,500,000
  2,500,000 New York State, Gas & Electric Authority,
             Commercial Paper, 0.950%, 07/14/04...............    2,500,000
  4,700,000 #New York State, Local Government Assistance,
              Revenue Bonds, Series 3V, (FGIC), 1.050%,
              04/01/24........................................    4,700,000
  7,800,000 #New York State, Local Government Assistance,
              Revenue Bonds, Series 4V, (FSA), 1.050%,
              04/01/22........................................    7,800,000
 12,300,000 #New York State, Metropolitan Transportation
              Authority, Revenue Bonds, Series B,
              (FSA), 1.010%, 11/01/22.........................   12,300,000
  4,120,000 #New York State, Metropolitan Transportation
              Authority,
              Revenue Bonds, Series D-1, (FSA), 1.000%,
              11/01/29........................................    4,120,000

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT CASH EQUIVALENT
 SECURITIES --(continued)
$ 9,320,000 #New York State, Metropolitan Transportation
              Authority, Revenue Bonds, Series D-2,
              (FSA), 1.000%, 11/01/32......................... $  9,320,000
  8,000,000 #New York State, Power Authority, Revenue &
              General Purpose Obligation Bonds, 0.950%,
              03/01/20........................................    8,000,000
  5,000,000 #New York State, Power Authority, Revenue Bonds,
              Sub-Series 5, 1.030%, 11/15/11..................    5,000,000
 25,000,000 New York State, Thruway Authority, General
             Revenue Bond Anticipation Notes, Commercial
             Paper, 0.950%, 10/12/04..........................   25,000,000
  8,000,000 New York State, Thurway, Commercial
             Paper, 0.950%, 05/14/04..........................    8,000,000
 21,100,000 #New York State, Triborough Bridge & Tunnel
              Authority, Revenue Bonds, Series B,
              (AMBAC), 1.020%, 01/01/32.......................   21,100,000
  3,600,000 #New York State, Triborough Bridge & Tunnel
              Authority, Revenue Bonds, Series C,
              (AMBAC), 1.010%, 01/01/33.......................    3,600,000
 10,900,000 #New York State, Triborough Bridge & Tunnel
              Authority, Revenue Bonds, Series C,
              (FSA), 1.020%, 01/01/31.........................   10,900,000
 13,700,000 #Niagara Falls, New York, Bridge Community Toll
              Authority, Series A, (FGIC), 1.000%, 10/01/19...   13,700,000
            Pittsford, New York, Centennial School District,
  4,000,000  Bond Anticipation Notes, 1.250%, 10/17/04........    4,006,680
  5,928,528  2.000%, 12/17/04.................................    5,970,875

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
New York Tax-Exempt Money Fund -- (continued)

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT CASH EQUIVALENT
 SECURITIES --(continued)
$ 9,635,000 Port Authority of New York & New Jersey,
             Commercial Paper, 0.950%, 04/07/04............... $  9,635,000
            #Suffolk County, New York, Water Authority, Bond
  4,100,000   Anticipation Notes, 1.030%, 06/01/06............    4,100,000
 19,600,000  1.030%, 01/01/08.................................   19,600,000
  5,100,000 Wantagh, New York, Union Free School District,
             Bond Anticipation Notes, 1.250%, 09/10/04........    5,106,456
                                                               ------------
            TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost
             $408,793,478)....................................  408,793,478
                                                               ------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES --
 BACKED BY LETTERS OF CREDIT -- 17.26%
            BANK OF AMERICA
            ---------------
 16,000,000 #New York City, New York, Industrial Development
              Agency, Revenue Bonds, New York Stock Exchange
              Project, Series B, 0.990%, 05/01/33.............   16,000,000
            BANK OF NEW YORK
            ----------------
 10,000,000 #New York City, New York, General Obligation
              Bonds, Sub-Series H4, 1.100%, 03/01/34..........   10,000,000
  4,200,000 #Yonkers, New York, Industrial Development
              Agency, Civic Facility Revenue Bonds, Consumers
              Union Facility, 1.020%, 07/01/19................    4,200,000
            BAYERISCHE HYPOVEREINSBANK
            --------------------------
  8,000,000 Long Island Power Authority, New York, Commercial
             Paper, 1.080%, 08/10/04..........................    8,000,000

 Principal                                                        Value
  Amount                                                         (Note 1)
-----------                                                    ------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES --
 BACKED BY LETTERS OF CREDIT -- (continued)
            BAYERISCHE LANDESBANK-50% / LANDESBANK HESSEN-50%
            -------------------------------------------------
$ 2,300,000 New York State, Environmental Facilities
             Authority, Commercial Paper, 0.930%, 07/14/04.... $  2,300,000
            BAYERISCHE LANDESBANK-50% / WESTDEUTSCHE LANDESBANK-50%
            -------------------------------------------------------
    100,000 #New York State, Local Government Assistance
              Corp., Revenue Bonds, Series A, 1.030%, 04/01/22      100,000
            CHASE MANHATTAN BANK
            --------------------
  4,000,000 #New York City, New York, Trust for Cultural
              Preservation, Asia Society Project, Revenue
              Bonds, 1.000%, 04/01/30.........................    4,000,000
            JP MORGAN CHASE BANK
            --------------------
  9,500,000 #New York City, New York, Trust for Cultural
              Preservation, Pierpont Morgan Library, Revenue
              Bonds, 1.000%, 02/01/34.........................    9,500,000
            LANDESBANK HESSEN
            -----------------
  7,000,000 #New York State, Housing Finance Agency Services,
              Revenue Bonds, Series I, 1.050%, 03/15/31.......    7,000,000
            MANUFACTURERS & TRADERS
            -----------------------
  8,800,000 #New York City, New York, Industrial Development
              Agency, Civic Facility Revenue Bonds, Jewish
              Community Center Project, 1.070%, 03/01/30......    8,800,000
            MORGAN GUARANTY TRUST
            ---------------------
  2,000,000 #New York City, New York, General Obligation
              Bonds, Series F-3, 1.020%, 02/15/13.............    2,000,000

                      See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments -- March 31, 2004
New York Tax-Exempt Money Fund -- (continued)

Principal                                                        Value
 Amount                                                         (Note 1)
----------                                                    ------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES --
 BACKED BY LETTERS OF CREDIT -- (continued)
           WESTDEUTSCHE LANDESBANK
           -----------------------
$9,350,000 #Long Island Power Authority, New York, Revenue
             Bonds, Sub- Series 2A, 1.030%, 05/01/33......... $  9,350,000
 2,000,000 #New York City, New York, General Obligation
             Bonds, Sub-Series J2, 1.050%, 02/15/16..........    2,000,000
           WESTDEUTSCHE LANDESBANK-50% / BAYERISCHE LANDESBANK-50%
           -------------------------------------------------------
 1,350,000 #New York State, Local Government Assistance
             Corp., Revenue Bonds, Series E, 1.030%, 04/01/23    1,350,000
                                                              ------------
           TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES --
            BACKED BY LETTERS OF CREDIT (Cost $84,600,000)...   84,600,000
                                                              ------------
 Shares
----------
OTHER SHORT-TERM INVESTMENTS -- 0.12%
   569,744 @BlackRock Institutional New York Money Market
             Fund............................................      569,744
         1 @Dreyfus New York Tax Exempt Fund.................            1
                                                              ------------
           TOTAL OTHER SHORT-TERM INVESTMENTS (Cost $569,745)      569,745
                                                              ------------

TOTAL INVESTMENTS (Cost $493,963,223)............. 100.79% $493,963,223
OTHER ASSETS & LIABILITIES (NET)..................  (0.79)   (3,864,450)
                                                   ------  ------------
NET ASSETS........................................ 100.00% $490,098,773
                                                   ======  ============

--------
# Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate disclosed is as of March 31, 2004.
AMBAC--American Municipal Bond Assurance Corp.
FSA--Financial Security Assurance
FNMA--Federal National Mortgage Association
MBIA--Municipal Bond Insurance Assoc.
FGIC--Financial Guaranty Insurance Corp.
@ Registered Investment Company

Note:
These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately, 17% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2004, approximately, 101% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of the issuers to pay the required principal and interest payments of the municipal securities.

At March 31, 2004, approximately, 59%, 20%, 17% and 5% of the net assets are invested in revenue bonds, anticipation notes, commercial paper and general obligation bonds, respectively.

                      See Notes to Financial Statements.

                                EXCELSIOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies:

   Excelsior Funds, Inc. ("Excelsior Fund") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") collectively (the "Funds") were incorporated under the laws of the State of Maryland on August 2, 1984 and August 8, 1984, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies with the exception of Energy and Natural Resources Fund, Real Estate Fund, New York Intermediate-Term Tax-Exempt Fund, California Tax-Exempt Income Fund and New York Tax-Exempt Money Fund, each of which are non-diversified.

   Excelsior Fund and Excelsior Tax-Exempt Fund currently offer shares in sixteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Money Fund, Government Money Fund, Treasury Money Fund, portfolios of Excelsior Fund, Tax-Exempt Money Fund and New York Tax-Exempt Money Fund, portfolios of Excelsior Tax-Exempt Fund (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   The Money Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of the Funds are presented separately.

   With regard to the Portfolios, it is the Funds' policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. Each of the Portfolios has adopted certain investment portfolio valuation and dividend distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of the Portfolios will not vary.

   (a) Portfolio valuation:

      Securities are valued at amortized cost, which has been determined by each Fund's Board of Directors to represent the fair value of the Portfolios' investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

   (b) Security transactions and investment income:

      Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis.

   (c) Repurchase agreements:

      Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior

   Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or subcustodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

      If the value of the underlying securities falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

   (d) Distributions to shareholders:

      Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforwards, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

   (e) Expense allocation:

      Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets. Shareholder servicing fees relating to a specific class are charged directly to that class.

2. Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

   United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the annual rates of 0.25% of the average daily net assets of the Money Fund, the Government Money Fund and the Tax-Exempt Money Fund, 0.30% of the average daily net assets of the Treasury Money Fund, and 0.50% of the average daily net assets of the New York Tax-Exempt Money Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

   U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company (collectively, the "Administrators") provide administrative services to the Funds. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (excluding the international equity portfolios of Excelsior

Fund and Excelsior Funds Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Funds, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A., were as follows:

                                                Waiver of         Net
                               Administration Administration Administration
                                    Fees           Fees           Fees
                               -------------- -------------- --------------
Money Fund....................   $2,477,640      $825,198      $1,652,442
Government Money Fund.........      763,346       253,755         509,591
Treasury Money Fund...........      640,389       213,093         427,296
Tax-Exempt Money Fund.........    2,548,361       847,336       1,701,025
New York Tax-Exempt Money Fund      600,090       199,704         400,386

   From time to time, in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets:

Money Fund -- Shares.......... 0.50%
Government Money Fund......... 0.50%
Treasury Money Fund........... 0.55%
Tax-Exempt Money Fund......... 0.50%
New York Tax-Exempt Money Fund 0.60%

   With regard to the Institutional Shares of Money Fund, for the year ended March 31, 2004, and until further notice, U.S. Trust contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain an annual expense ratio of not more than 0.25%.

   For the year ended March 31, 2004, pursuant to the above, investment advisory fees waived by U.S. Trust were as follows:

Money Fund.................... $3,771,626
New York Tax-Exempt Money Fund  1,028,791

   The Portfolios have entered into shareholder servicing agreements with various service organizations, which may include Schwab, U.S. Trust and affiliates of U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange, and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Portfolio and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of the Portfolios' shares held by each service organizations' customers, with the exception of the Institutional Shares of the Money Fund, which pays a fee of up to 0.15% of the average daily net assets of its shares.

   U. S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

   For the year ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U. S. Trust:

                                             Amount         Amount
                                            Waived as     Waived as
                                 Amount    Investment   Administration
                                  Paid    Advisory Fees      Fees
                               ---------- ------------- --------------
Money Fund.................... $1,155,681  $   42,060     $1,113,621
Government Money Fund.........    310,801     310,801             --
Treasury Money Fund...........    187,511     187,511             --
Tax-Exempt Money Fund.........  1,947,158   1,947,158             --
New York Tax-Exempt Money Fund     30,088      30,088             --

   Edgewood Services, Inc. ("the Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of the Funds. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

   Boston Financial Data Services, Inc. ("BFDS") serves as transfer agent to the Portfolios.

   Each Independent Director of the Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. Each Independent Director of the Excelsior Tax-Exempt Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. In addition, Directors are reimbursed by the Excelsior Fund and Excelsior Tax-Exempt Fund, for reasonable expenses incurred when acting in their capacity as Directors.

3.  Federal Taxes:

   It is the policy of the Funds that each Portfolio continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable earnings to its shareholders.

   In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

   Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                      Undistributed  Accumulated
                      Net Investment Net Realized Paid-In
                          Income     Gain (Loss)  Capital
                      -------------- ------------ -------
Money Fund...........         --       $ 3,436    $(3,436)
Government Money Fund         --         1,189     (1,189)
Treasury Money Fund..     $2,748        (2,748)        --
Tax-Exempt Money Fund         53           (53)        --

   The tax character of dividends and distributions declared during the years ended March 31, 2004 and March 31, 2003 were as follows:

                                                       Long-Term
                                Ordinary   Tax-Exempt   Capital
                                 Income      Income      Gains      Total
                               ----------- ----------- --------- -----------
Money Fund
   2004....................... $14,865,550          --       --  $14,865,550
   2003.......................  31,970,964          --       --   31,970,964
Government Money Fund
   2004.......................   3,926,682          --       --    3,926,682
   2003.......................   8,291,220          --       --    8,291,220
Treasury Money Fund
   2004.......................   2,597,162          --       --    2,597,162
   2003.......................   6,364,693          --       --    6,364,693
Tax-Exempt Money Fund
   2004.......................      38,469 $11,865,305 $273,567   12,177,341
   2003.......................      16,257  23,449,842   24,155   23,490,254
New York Tax-Exempt Money Fund
   2004.......................      31,529   2,456,266       --    2,487,795
   2003.......................       4,787   5,184,192   23,128    5,212,107

   As of March 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                              Other
                    Ordinary Tax-Exempt Capital Loss Post-October  Wash     Temporary
                     Income    Income   Carryforward    Losses     Sales    Difference    Total
                    -------- ---------- ------------ ------------ -------  -----------  --------
Money Fund......... $946,177         --   $(47,687)        --          --  $  (946,177) $(47,687)
Government Money
  Fund.............  284,088         --    (33,689)     $(926)         --     (284,088)  (34,615)
Treasury Money
  Fund.............  187,791         --         --         --          --     (185,044)    2,747
Tax-Exempt Money
  Fund.............       -- $1,049,537         --         --     $(1,823)  (1,049,485)   (1,771)
New York Tax-Exempt
  Money Fund.......       --    200,652         --       (908)         --     (200,652)     (908)

   For Federal tax purposes, the Portfolios aggregate tax cost is equal to book cost, with the exception of the Tax-Exempt Money Fund, and its tax basis of investments aggregates $2,044,632,903.

   Post-October losses are deemed to arise on the first business day of a Fund's next taxable year.

   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                                    Government
                                             Money    Money
                                             Fund      Fund
                                            ------- ----------
                  Expiration Date March 31:
                     2005.................. $12,049       --
                     2006..................      --  $ 5,931
                     2007..................      --    3,297
                     2008..................      --   18,904
                     2011..................  11,663       --
                     2012..................  23,975    5,557
                                            -------  -------
                  Total.................... $47,687  $33,689
                                            =======  =======

4.  Capital Transactions:

   Excelsior Fund has authorized capital of 35 billion shares of Common Stock,
29.3756 billion of which is currently classified to represent interests in certain classes of shares. Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in one of seven separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 4 billion shares each of Money Fund and Government Money Fund, 2.5 billion shares of Treasury Money Fund, 2 billion shares of New York Tax-Exempt Money Fund and
5.5 billion shares for Tax-Exempt Money Fund.

   Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of each Fund's Board of Directors. Since the Portfolios have sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                                     Money Fund
                                          --------------------------------
                                             Year Ended       Year Ended
                                              03/31/04         03/31/03
                                          ---------------  ---------------
     Sold:
        Shares........................... $ 4,664,084,234  $ 5,589,273,181
        Institutional Shares.............   2,751,605,010    3,536,340,479
     Issued as reinvestment of dividends:
        Shares...........................         784,932        1,812,339
        Institutional Shares.............       2,186,353        4,944,129
     Redeemed:
        Shares...........................  (5,311,141,614)  (5,605,547,555)
        Institutional Shares.............  (2,831,721,381)  (3,303,057,021)
                                          ---------------  ---------------
     Net Increase (Decrease)............. $  (724,202,466) $   223,765,552
                                          ===============  ===============

                                               Government Money Fund
                                         --------------------------------
                                            Year Ended       Year Ended
                                             03/31/04         03/31/03
                                         ---------------  ---------------
     Sold............................... $ 3,164,391,955  $ 3,904,759,634
     Issued as reinvestment of dividends         271,873          744,985
     Redeemed...........................  (3,214,432,180)  (4,106,605,322)
                                         ---------------  ---------------
     Net (Decrease)..................... $   (49,768,352) $  (201,100,703)
                                         ===============  ===============

                                                Treasury Money Fund
                                         --------------------------------
                                            Year Ended       Year Ended
                                             03/31/04         03/31/03
                                         ---------------  ---------------
     Sold............................... $ 2,924,119,256  $ 2,645,547,298
     Issued as reinvestment of dividends         641,186        1,846,537
     Redeemed...........................  (2,977,036,353)  (2,679,648,517)
                                         ---------------  ---------------
     Net (Decrease)..................... $   (52,275,911) $   (32,254,682)
                                         ===============  ===============

                                               Tax-Exempt Money Fund
                                         --------------------------------
                                            Year Ended       Year Ended
                                             03/31/04         03/31/03
                                         ---------------  ---------------
     Sold............................... $ 7,348,246,145  $ 7,097,135,009
     Issued as reinvestment of dividends         360,212          801,978
     Redeemed...........................  (7,584,879,895)  (7,339,512,073)
                                         ---------------  ---------------
     Net (Decrease)..................... $  (236,273,538) $  (241,575,086)
                                         ===============  ===============

                                          New York Tax-Exempt Money Fund
                                         --------------------------------
                                            Year Ended       Year Ended
                                             03/31/04         03/31/03
                                         ---------------  ---------------
     Sold............................... $ 1,700,208,458  $ 1,902,878,709
     Issued as reinvestment of dividends         422,511          832,736
     Redeemed...........................  (1,759,093,748)  (2,051,333,703)
                                         ---------------  ---------------
     Net (Decrease)..................... $   (58,462,779) $  (147,622,258)
                                         ===============  ===============

5.  Line of Credit:

   The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks, under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter, and is included in miscellaneous expenses on the Statements of Operations. For the year ended March 31, 2004, the Portfolios had no borrowings under the agreement.

6.  Guarantees:

   In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7.  Legal Proceedings:

   U.S. Trust Company, N.A., United States Trust Company of New York, the investment advisers (the "Adviser") of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (collectively the "Companies") and the Companies have been contacted by the Office of the New York State Attorney General (the "NYAG") and the Adviser has been contacted by the Securities and Exchange Commission (the "SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares (the "Investigations"). The Adviser has also been contacted, through its parent, by the U.S. Attorney's Office in San Francisco and the Attorney General of the State of West Virginia (the "WVAG") with inquiries regarding the same subject matter. The Adviser and the Companies have been providing full cooperation with respect to these investigations, and continue to review the facts and circumstances relevant to the investigations.

   Four class actions suits have been filed against the Companies and the
Adviser: James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that during the Class Period, the Adviser, the Companies and others allowed certain parties and others to engage in illegal and improper trading practices, which caused financial injury to the shareholders of the Companies. Each demands unspecified monetary damages. The Wilson complaint also demands a rescission of the contract with the advisers.

   A fifth class action complaint, styled Mike Sayegh v. Janus Capital Corp. et al., was filed in Los Angeles Superior Court on or about October 22, 2003. On or about December 3, 2003, the Companies were served with a copy of the complaint in Sayegh on the basis that they were one of the several Doe Defendants named in the complaint. The complaint alleges violations of the California Business and Professions Code, arising from improper trading activities, and seeks injunctive, declaratory, and other equitable relief in addition to unspecified monetary damages. The extent to which and capacity in which the Funds may have had any role in the allegations contained therein is currently unclear.

   In addition, a derivative action, styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, which is purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, alleges violations of
Section 36 of the Investment Company Act, 15 U.S.C. (S) 80a-35(b) and the common law breach of fiduciary duty by Schwab, the Adviser and certain directors of the Companies. This action has not yet been served on the Companies or their directors.

   The Adviser and the Companies are evaluating the claims in these complaints and intend to vigorously defend against them. The Adviser anticipates consolidation of these suits is possible. On February 20, 2004, the Judicial Panel on Multi-District Litigation issued an order transferring 96 actions involving allegations of mutual fund late trading and market timing to the United States District Court for the District of Maryland, for coordinated or consolidated pretrial proceedings ("MDL 1586"). On March 3, 2004, however, the Panel issued a Conditional Transfer Order which transferred additional "tag along cases" to MDL 1586, including the Sayegh, Page and Wilson actions. The Adviser expects that most or all of the civil actions regarding alleged late trading and/or market timing, which are pending in federal courts, will ultimately be transferred to MDL 1586.

   Based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and that the pending Investigations and private lawsuits are not likely to materially affect its ability to provide investment management services to the Companies.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Money, Government Money, Treasury Money, Tax-Exempt Money, and New York Tax-Exempt Money Funds (three of the portfolios constituting the Excelsior Funds, Inc. and two of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (collectively, the "Funds") as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money, Government Money, Treasury Money, Tax-Exempt Money and New York Tax-Exempt Money Funds at March 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                       /s/ Ernst & Young LLP

Boston, Massachusetts
May 7, 2004

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

   Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below.
Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/Trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members."

                                                                                               Number of
                                                                                             Portfolios in
                                                                                               Excelsior
                                     Term of                                                     Funds
                                    Office and                                                  Complex        Other
                     Position(s)    Length of                                                 Overseen by  Directorships
  Name, Address,    Held with each     Time                Principal Occupation(s)               Board     Held by Board
      Age(1)           Company      Served(2)                During Past 5 Years               Member(3)     Member(4)
  --------------    -------------- ------------- ------------------------------------------- ------------- -------------
INTERESTED BOARD MEMBER
James L. Bailey(5)  Director/      Since         Executive Vice President of U.S. Trust           N/A           N/A
 114 West 47th      Trustee        February 2004 Corporation and U.S. Trust New York
 Street                                          (since January 2003); President, Excelsior
 New York, NY                                    Fund, Excelsior Tax-Exempt Fund and
 10036                                           Excelsior Funds Trust (since May 2003);
 Age: 58                                         Consultant in the financial services
                                                 industry (from August 2000 to January
                                                 2003); Executive Vice President of Citicorp
                                                 (1992 to August 2000).

INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Director/      Since 1997    Retired; Chairman of the Board (since            32           None
 Age: 72            Trustee,                     1997) and President, Treasurer and
                    Chairman of                  Director (since 1995) of Excelsior Fund
                    the Board                    and Excelsior Tax-Exempt Fund; Chairman
                                                 of the Boards (since 1997), President,
                                                 Treasurer and Trustee (since 1995) of
                                                 Excelsior Funds Trust; Vice Chairman of
                                                 U.S. Trust Corporation and U.S. Trust New
                                                 York (from February 1990 until September
                                                 1995); and Chairman, U.S. Trust Company
                                                 (from March 1993 to May 1997).

Rodman L. Drake     Director/      Since 1994    Director of Excelsior Fund and Excelsior         32              4
 Age: 61            Trustee                      Tax-Exempt Fund (since 1996); Trustee of
                                                 Excelsior Funds Trust (since 1994);
                                                 Director, Parsons Brinkerhoff, Inc.
                                                 (engineering firm) (since 1995); President,
                                                 Continuation Investments Group, Inc.
                                                 (since 1997); President, Mandrake Group
                                                 (investment and consulting firm) (1994-
                                                 1997); Chairman, MetroCashcard
                                                 International Inc. (since 1999); Director,
                                                 Hotelivision, Inc. (since 1999); Director,
                                                 Alliance Group Services, Inc. (since 1998);
                                                 Director, Clean Fuels Technology Corp.
                                                 (since 1998); Director, Absolute Quality
                                                 Inc. (since 2000); Director, Hyperion Total
                                                 Return Fund, Inc. and three other funds
                                                 for which Hyperion Capital Management,
                                                 Inc. serves as investment adviser (since
                                                 1991); Director, The Latin America Smaller
                                                 Companies Fund, Inc. (from 1993 to 1998).

                                                                                          Number of
                                                                                        Portfolios in
                                                                                          Excelsior
                                Term of                                                     Funds
                               Office and                                                  Complex        Other
                Position(s)    Length of                                                 Overseen by  Directorships
Name, Address, Held with each     Time                Principal Occupation(s)               Board     Held by Board
    Age(1)        Company      Served(2)                During Past 5 Years               Member(3)     Member(4)
-------------- -------------- ------------- ------------------------------------------- ------------- -------------
Mel Hall       Director/      Since 2000    Director of Excelsior Fund and Excelsior         32           None
 Age: 59       Trustee                      Tax-Exempt Fund (since July 2000);
                                            Trustee of Excelsior Funds Trust (since
                                            July 2000); Chief Executive Officer,
                                            Comprehensive Health Services, Inc.
                                            (health care management and
                                            administration).

Roger M. Lynch Director/      Since 2001    Retired; Director of Excelsior Fund and          32           None
 Age: 63       Trustee                      Excelsior Tax-Exempt Fund and Trustee of
                                            Excelsior Funds Trust (since September
                                            2001); Chairman of the Board of Trustees
                                            of Fairfield University (since 1996);
                                            Director, SLD Commodities, Inc.
                                            (importer of nuts) (since 1991); President,
                                            Corporate Asset Funding Co., Inc. (asset
                                            securitization) (from 1987 to 1999);
                                            General Partner (from 1980 to 1986) and
                                            Limited Partner (from 1986 to 1999),
                                            Goldman Sachs & Co.; Chairman,
                                            Goldman Sachs Money Markets, Inc. (from
                                            1982 to 1986).

Jonathan Piel  Director/      Since 1994    Director, Excelsior Funds, Inc. and              32           None
 Age: 65       Trustee                      Excelsior Tax-Exempt Funds, Inc. (since
                                            1996); Trustee, Excelsior Funds Trust
                                            (since 1994); Director, Group for the
                                            South Fork, Bridgehampton, NY (since
                                            1993). Retired in 1994 as The Editor,
                                            Scientific American and Vice President,
                                            Scientific American, Inc.

OFFICERS
Mary Martinez  Executive      Since         Managing Director U.S. Trust Company             N/A           N/A
 114 West 47th Vice President February 2004 and Chief Operating Officer of Investment
 Street                                     Products (since 2003); Managing Director
 New York, NY                               and Director of Relationship Management
 10036                                      Service, Marketing, Information and
 Age: 44                                    Technology at Bessemer Trust (1998 to
                                            2003).

Joseph Trainor Vice President Since         Managing Director U. S. Trust Company            N/A           N/A
 114 West 47th                February 2004 (since 2003); President of MFS
 Street                                     Institutional Advisors (1998 to 2002).
 New York, NY
 10036
 Age: 43

                                                                                                 Number of
                                                                                               Portfolios in
                                                                                                 Excelsior
                                       Term of                                                     Funds
                                      Office and                                                  Complex        Other
                      Position(s)     Length of                                                 Overseen by  Directorships
   Name, Address,    Held with each      Time                Principal Occupation(s)               Board     Held by Board
       Age(1)           Company       Served(2)                During Past 5 Years               Member(3)     Member(4)
   --------------    --------------- ------------- ------------------------------------------- ------------- -------------
Agnes Mullady        Treasurer       Since         Senior Vice President, U.S. Trust Company        N/A           N/A
 225 High Ridge      Chief Financial February 2004 (since 2004); Chief Financial Officer,
 Road                and Chief                     AMIC Distribution Partners, (2002 to
 Stamford,           Accounting                    2004); Controller Reserve Management
 CT 06905            Officer                       Corporation, Reserve Management
 Age : 45                                          Company, Inc. and Reserve Partners, Inc.
                                                   (2000 to 2002); Vice President and
                                                   Treasurer, Northstar Funds; Senior Vice
                                                   President and Chief Financial Officer,
                                                   Northstar Investment Management Corp.;
                                                   President and Treasurer, Northstar
                                                   Administrators Corp.; and Vice President
                                                   and Treasurer, Northstar Distributors, Inc.
                                                   (1993 to 2000).

Frank Bruno          Vice President  Since 2001    Vice President, U.S. Trust Company (since        N/A           N/A
 225 High Ridge      and Assistant                 1994); Vice President and Assistant
 Road                Treasurer                     Treasurer, Excelsior Fund, Excelsior Tax-
 Stamford, CT                                      Exempt Fund and Excelsior Funds Trust
 06905                                             (since February 2001).
 Age: 44

Joseph Leung         Vice President  Since         Vice President, U.S. Trust Company (since        N/A           N/A
 225 High Ridge      and Assistant   May 2003      March 2003); Vice President and Assistant
 Road                Treasurer                     Treasurer, Excelsior Fund, Excelsior Tax-
 Stamford, CT                                      Exempt Fund and Excelsior Funds Trust
 06905                                             (since May 2003); Vice President of Merrill
 Age: 38                                           Lynch & Co. (from 2000 to 2002);
                                                   Treasurer, Vice President and Chief
                                                   Accounting Officer of Midas Funds, Bexil
                                                   Fund, Tuxis Fund, Global Income Fund
                                                   and Winmill & Co. Incorporated (from
                                                   1995 to 2000).

Michael R. Rosella,  Acting          Since         Partner, Paul, Hastings, Janofsky & Walker       N/A           N/A
 Esq.                Secretary and   February 2004 LLP (law firm) (since 2000); Partner,
 75 East 55th Street Chief Legal                   Battle Fowler LLP (law firm) (1988 to
 New York, NY        Officer                       2000).
 10022
 Age: 46

Lee Wilcox           Assistant       Since         Employed by SEI Investments since June           N/A           N/A
 530 E. Swedesford   Treasurer       June 2002     2002. Director of Fund Accounting, SEI
 Road                                              Investments since June 2002. Senior
 Wayne, PA 19087                                   Operations Manager of Deutsche Bank
 Age: 42                                           Global Fund Services (2000-2002),
                                                   PricewaterhouseCoopers LLP (1995-2000),
                                                   United States Army (1982-1992).

                                                                                        Number of
                                                                                      Portfolios in
                                                                                        Excelsior
                                 Term of                                                  Funds
                                Office and                                               Complex        Other
                  Position(s)   Length of                                              Overseen by  Directorships
 Name, Address,  Held with each    Time             Principal Occupation(s)               Board     Held by Board
     Age(1)         Company     Served(2)             During Past 5 Years               Member(3)     Member(4)
 --------------  -------------- ---------- ------------------------------------------ ------------- -------------
Timothy D. Barto Assistant      Since 2001 Employed by SEI Investments since               N/A           N/A
 One Freedom     Treasurer                 October 1999. Vice President and
 Valley Drive                              Assistant Secretary of SEI Investments
 Oaks, PA 19456                            since December 1999. Associate at
 Age: 36                                   Dechert, Price & Rhoads (1997-1999).
                                           Associate at Richter, Miller & Finn (1993-
                                           1997).

--------
(1) Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2004, the Excelsior Funds Complex consisted of 32 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5) Mr. James L. Bailey is a board member who is deemed to be an "interested person" of the Excelsior Funds Complex, as that term is defined in the 1940 Act, because he is an Executive Vice President of the Investment Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

                     Federal Tax Information: (Unaudited)

   For the year ended March 31, 2004, the designation of long-term capital gains and the percentage of income earned from direct treasury obligations were as follows:

                                             20%      Treasury
                                          Long-Term    Income
                                        Capital Gains  Earned
                                        ------------- --------
                  Money Fund...........         --     10.44%
                  Government Money Fund         --     50.83%
                  Treasury Money Fund..         --     97.78%
                  Tax-Exempt Money Fund   $273,594         --

   For the year ended March 31, 2004, the percentage of exempt interest dividends paid was approximated as follows:

                     Tax-Exempt Money Fund......... 97.53%
                     New York Tax-Exempt Money Fund 98.84%

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                     AR-MM-0304

Item 2. Code of Ethics.

The registrant has adopted a Code of Business Conduct and Ethics for principal executive officers and senior financial officers.

Item 3. Audit Committee Financial Expert.

(a)(1) & (2) The registrant's board of directors has determined that audit committee financial experts serving on the audit committee are Frederick S. Wonham and Rodman L. Drake, who are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (E&Y) Related to the Registrant

Ernst & Young LLP billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

----------------------------------------------------------------------------------------
                                           2004                           2003
----------------------------------------------------------------------------------------
                               All fees and   All fees and   All fees and   All fees and
                                 services       services       services       services
                                  to the       to service       to the       to service
                                Registrant     affiliates     Registrant     affiliates
                                 that were      that were      that were      that were
                               pre-approved   pre-approved   pre-approved   pre-approved
----------------------------------------------------------------------------------------
(a)   Audit Fees(1)             $273,452           N/A         $188,806         N/A
----------------------------------------------------------------------------------------
(b)   Audit-Related Fees (2)    $      0            $0         $      0          $0
----------------------------------------------------------------------------------------
(c)   Tax Fees (3)              $ 61,532            $0         $ 50,873          $0
----------------------------------------------------------------------------------------
(d)   All Other Fees            $      0(4)         $0         $      0          $0
----------------------------------------------------------------------------------------

Notes:

     (1) Audit fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
     (2) For the fiscal years ended March 31, 2004 and March 31, 2003, there were no fees for assurance and related services by E&Y reasonably related to the performance of the audit of the Registrant's financial statements that were not reported under (a) of this Item.

     (3) For the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $61,532 and $50,873, respectively. Such tax services included the review of income and excise tax returns for the Registrant.
     (4) For the fiscal years ending March 31, 2004 and March 31, 2003, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Registrant, other than the services reported in (a) through (c) of this Item.

(e)(1) The audit committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Funds and certain other services provided to the Fund's affiliates in accordance with Rule 2-01(c)(7) of Regulation S-X. The pre-approval requirement for non-audit services for the Funds, the Funds' investment adviser and the adviser's control affiliates may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds' independent accountant by the Funds and the Funds' investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds' Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by its designated Audit Committee member(s).

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

--------------------------------------------------------------------------------
                                                                     2004   2003
--------------------------------------------------------------------------------
Audit-Related Fees                                                    N/A    N/A
--------------------------------------------------------------------------------
Tax Fees                                                              N/A    N/A
--------------------------------------------------------------------------------
All Other Fees                                                        N/A    N/A
--------------------------------------------------------------------------------

(f) Not Applicable.

(g) For the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate non-audit fees billed by E&Y for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $1,039,937 and $449,173, respectively.

(h) The registrant's audit committee has considered whether its principal accountant's provision of non-audit services that were rendered to the registrant's investment adviser, and any control persons of the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Not applicable. Effective for filings made for fiscal periods ending on or after July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 9. Submissions of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors after Registrant last provided disclosure in response to the requirement of Item 7(d)(2)(ii)(G) of
Schedule 14A, or this Item 9.

Item 10. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 11. Exhibits.

(a)(1) Code of Business Conduct and Ethics for principal executive and senior financial officers, attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             Excelsior Tax-Exempt Funds, Inc.


By (Signature and Title)*                /s/ James L. Bailey
                                         ---------------------------------------
                                         James L. Bailey
                                         President and Director/Trustee

Date 06/07/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                /s/ James L. Bailey
                                         ---------------------------------------
                                         James L. Bailey
                                         President (principal executive officer)

Date 06/07/04


By (Signature and Title)*                /s/ Agnes Mullady
                                         ---------------------------------------
                                         Agnes Mullady
                                         Treasurer, Chief Financial Officer and
                                         Chief Accounting Officer

Date 06/07/04

* Print the name and title of each signing officer under his or her signature.